As filed with the Securities and Exchange Commission on November 23, 2010

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐
(Check appropriate box or boxes)

Legg Mason Capital Management Value Trust, Inc.

Exact Name of Registrant as Specified in Charter:

100 International Drive

Baltimore, Maryland 21202

Address of Principal Executive Offices: (Number, Street, City, State, Zip Code)

1-877-721-1926

Area Code and Telephone Number:

Richard M. Wachterman

Legg Mason Capital Management Value Trust, Inc.

100 International Drive

Baltimore, Maryland 21202

Name and Address of Agent for Service:

With a Copy to:

Arthur C. Delibert, Esq.

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Title of Securities Being Registered:

Class A, Class C and Class I shares of Legg Mason Capital Management Value Trust

Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

It is proposed that this filing will become effective on December 23, 2010 pursuant to Rule 488.

LEGG MASON INVESTORS TRUST, INC.

Legg Mason Capital Management American Leading Companies Trust

100 International Drive

Baltimore, Maryland 21202

Special Meeting of Shareholders to be held on April 13, 2011

February 4, 2011

Dear Shareholder:

You are being asked to vote on a proposed reorganization transaction involving your fund, Legg Mason Capital Management American Leading Companies Trust, a series of Legg Mason Investors Trust, Inc. Detailed information about the proposal is contained in the enclosed materials.

The Board of Directors of your fund has called a special meeting of shareholders (“Meeting”) for your fund to be held on April 13, 2011, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 8th Avenue, New York, New York, 10018, at 10:00 a.m., Eastern time, in order to consider and vote on the proposed transaction. The transaction involves a proposal to reorganize your fund into Legg Mason Capital Management Value Trust (“Value Trust”) (the “Reorganization”). The attached Proxy Statement asks for your vote to approve the proposed Reorganization. The Proxy Statement also serves as the Prospectus for the shares of Value Trust that would be issued to you if your fund’s shareholders approve the Reorganization After careful consideration, the Board of your fund recommends that you vote “FOR” the proposed Reorganization.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and promptly authorize a proxy to vote. To authorize a proxy to cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope or follow the instructions on the Proxy Card for voting by touch-tone telephone or on the Internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

David R. Odenath, President

Legg Mason Investors Trust, Inc.

LEGG MASON INVESTORS TRUST, INC.

Legg Mason Capital Management American Leading Companies Trust

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed Proxy Statement/Prospectus describes a proposal to reorganize your fund into a compatible fund. While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here is a brief overview of the proposed fund reorganization. Please refer to the more complete information about the reorganization contained elsewhere in the Proxy Statement/Prospectus.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATION

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board of your fund (the “Board”) has approved a reorganization, subject to shareholder approval, under which your fund would be combined with another Legg Mason-affiliated fund that has investment objectives and policies similar to your fund (the “Reorganization”). If shareholders of your fund approve the reorganization, you would become a shareholder of Legg Mason Capital Management Value Trust (the “acquiring fund”), a series of Legg Mason Capital Management Value Trust, Inc.

Q.	HOW WILL THE REORGANIZATION AFFECT ME?

A. If the Reorganization is approved, your fund’s assets and liabilities will be combined with the assets and liabilities of the acquiring fund and you will become a shareholder of the acquiring fund. You will receive shares of the acquiring fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the Reorganization. Your fund and the acquiring fund have identical valuation procedures.

You will receive the same class of shares of the acquiring fund that you currently own in your fund.

Q.	WHY IS THE REORGANIZATION BEING RECOMMENDED?

A. Your fund’s manager considered the viability of your fund in light of its current size (approximately $196.1 million in net assets as of August 31, 2010) and limited prospects for future asset growth. After exploring various alternatives to the Reorganization, your fund’s manager concluded that the best available alternative for fund shareholders would be to reorganize the fund into a larger fund that offers the potential for greater economies of scale. Your fund’s manager recommended to the Board that your fund reorganize into the acquiring fund, a fund with similar investment strategies to those of your fund, but which is much larger (approximately $3.7 billion in net assets as of August 31, 2010). Based on expenses of the funds as of August 31, 2010, following the Reorganization you would be invested in a diversified, open-end fund that has higher net assets and lower gross and net expense ratios based on the current expense limitations in place for your fund. In making its recommendation, your fund’s manager also considered the continuity of investment management services. Your fund’s manager, Legg Mason Capital Management, Inc., also serves as a manager to the acquiring fund. The Board, after careful consideration of these and other factors, approved the Reorganization and is now recommending it to you.

Q.	ARE MY FUND’S INVESTMENT OBJECTIVES AND POLICIES SIMILAR TO THOSE OF THE ACQUIRING FUND?

A. Yes. There are, however, certain differences in investment objectives, principal investment policies and strategies, and principal risks between your fund and the acquiring fund. Please see “Summary—Comparison of Investment Objectives, Principal Investment Policies, Strategies and Risks” in the Proxy Statement/Prospectus. The following is a brief summary of some of the more significant of these differences, as considered by the Board.

The objectives of the funds differ as follows:

•	Both funds seek long-term growth of capital, but your fund also seeks current income and specifies that it seeks to achieve its objectives consistent with prudent investment risk.

The principal investment policies of the funds differ as follows:

•

Investment Selection Process. Your fund invests primarily in securities that, in the adviser’s opinion, offer the potential for capital appreciation and the potential for current income. The acquiring fund invests primarily in equity securities that, in the adviser’s opinion, offer the potential for capital growth without mention of the potential for income.

•

Leading Companies. Your fund focuses on “leading companies” which are typically well known as leaders in their respective industries and are usually found in the top half of the S&P 500 Index. Although the acquiring fund generally invests in large capitalization companies, it will not necessarily maintain the same focus on investing in “leading companies” over the long term. Thus, your fund may be seen as more conservative in its investment strategy than the acquiring fund.

•

Domestic and Foreign Securities. Both funds invest primarily in domestic securities but may also invest in foreign securities. Your fund currently anticipates that it will invest no more than 20% of its net assets in foreign securities, while the acquiring fund currently anticipates that it will invest no more than 25% of its total assets in foreign securities. Your fund will not change its policy to invest at least 80% of its net assets in common stocks that are tied economically to the United States without 60 days written notice to shareholders. The acquiring fund has no comparable policy.

•

Dividend History of Portfolio Companies. Your fund specifies that at least 75% of the dollar amount of stocks held by the fund will have a recent history of paying dividends. The acquiring fund has no comparable policy.

•

Portfolio Diversification. Your fund expects to own a minimum of 35 different securities under normal circumstances as an investment policy. The acquiring fund does not have a similar policy, however, as of July 31, 2010, it owned 44 different securities. Each fund must own a minimum number of securities to comply with its status as a diversified fund.

•

Debt Securities. Both funds may invest in debt securities, but your fund specifies that it will do so only when the adviser believes the return on certain debt securities may equal or exceed the return on equity securities, while the acquiring fund makes no similar statement. Your fund may invest up to 20% of its net assets in debt securities of any maturity that are rated at least A by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. or Moody’s Investors Service (for convertible securities, at least BB/Ba) or deemed by the adviser to be of comparable quality. Your fund may not invest in debt securities rated below investment grade. The acquiring fund may invest up to 25% of its total assets in long-term debt securities, including up to 10% of its total assets in debt securities rated below investment grade or deemed by the adviser to be of comparable quality.

Q.	HOW WILL THE REORGANIZATION AFFECT FUND FEES AND EXPENSES?

A. The Reorganization will have the following effects on the fees and expenses of the corresponding classes of your fund:

•

Gross and net total annual fund operating expenses of Class A, Class C and Class I shares of the combined fund are expected to be lower than gross and net total annual fund operating expenses of Class A, Class C and Class I shares of your fund, respectively.

•	The effective management fee of the combined fund is expected to be lower than your fund’s current effective management fee.

•	The distribution and/or service (12b-1) fee for Class C of the combined fund will be lower than the distribution and/or service (12b-1) fee for Class C of your fund.

Please see “Summary—Comparison of Fees and Expenses” in the Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by your fund in comparison with those paid by the acquiring fund.

Q.	WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH THE REORGANIZATION?

A. No. No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. You will receive shares of the acquiring fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the Reorganization.

Q.	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION?

A. Redemptions or exchanges of fund shares that occur before the closing of the Reorganization will be processed according to your fund’s policies and procedures in effect at the time of the redemption or exchange.

Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION?

A. Generally, no. You will receive the same class of shares of the acquiring fund that you currently own in your fund.

Your current privilege to exchange shares of your fund for shares of other funds distributed by Legg Mason Investor Services, LLC will not change.

Please see “Summary—Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in the Proxy Statement/Prospectus for a description of the differences among fund classes.

Q.	CAN I PURCHASE ADDITIONAL SHARES IN MY FUND PRIOR TO THE REORGANIZATION?

A. Yes. However, if the shareholders of your fund approve the Reorganization, your fund will close to new purchases and incoming exchanges two business days prior to the closing of the Reorganization.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATION?

A. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes. Assuming the Reorganization qualifies for such treatment, you will not recognize a gain or loss for federal income tax purposes as a direct result of the Reorganization. As a condition to the closing of the Reorganization, your fund will receive an opinion of K&L Gates LLP substantially to the effect that the Reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax adviser about any state, local and other tax consequences of the Reorganization.

Q.	WHO WILL PAY FOR THE REORGANIZATION?

A. Legg Mason, Inc. and your fund will each be responsible for 50% of the fees, costs and expenses allocated to your fund in connection with the Reorganization. Legg Mason, Inc. will be responsible for 100% of the fees, costs and expenses allocated to the acquiring fund in connection with the Reorganization. Transaction costs, if any, associated with repositioning portfolio holdings in connection with the reorganization will largely be borne by the acquiring fund after the reorganization.

Q.	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A. The Board, including all of the independent directors, unanimously recommends that you vote FOR the Reorganization.

Q.	WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A. If the shareholders of your fund do not approve the Reorganization, then you will remain a shareholder of your fund. The Board will consider alternatives it determines to be in the best interests of your fund, including liquidation of your fund, maintaining the status quo or re-proposing the Reorganization.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders like you fail to vote their proxies, your fund may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies.

Q.	WHEN IS THE REORGANIZATION OF MY FUND EXPECTED TO HAPPEN?

A. If shareholders approve the Reorganization, the Reorganization is expected to occur at the close of business on or about April 21, 2011.

Q.	HOW CAN I VOTE?

A. In addition to voting in person at the Meeting or authorizing a proxy to vote by mail by returning the enclosed proxy card, you also may use either touch-tone telephone or the Internet to authorize a proxy to vote, as follows:

Using touch-tone telephone to authorize a proxy:	Using the Internet to authorize a proxy to vote:

(1) Read the Proxy Statement/Prospectus and have your Proxy Card at hand.	(1) Read the Proxy Statement/Prospectus and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set out on the Proxy Card and follow the simple instructions.	(3) Enter the control number set out on the Proxy Card and follow the simple instructions.

Q.	WHO GETS TO VOTE?

A. If you owned shares of your fund at the close of business on January 13, 2011, you are entitled to vote those shares, even if you are no longer a shareholder of the fund.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions about how to authorize a proxy to cast your vote, please call Computershare Fund Services, your fund’s proxy solicitor, at 1-888-985-2050.

Your vote is important. Please act to promptly authorize a proxy to vote to avoid the additional expense of another solicitation.

LEGG MASON INVESTORS TRUST, INC.

Legg Mason Capital Management American Leading Companies Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on April 13, 2011

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of the above-referenced fund (the “Acquired Fund”), will be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 8th Avenue, New York, New York, 10018, on April 13, 2011, at 10:00 a.m., Eastern time, for the following purposes:

PROPOSAL 1:	To approve the Agreement and Plan of Reorganization, providing for (i) the acquisition by Legg Mason Capital Management Value Trust (the “Acquiring Fund”) of all of the assets of the Acquired Fund, in exchange solely for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and for shares of the Acquiring Fund, a series of Legg Mason Capital Management Value Trust, Inc., to be distributed to the shareholders of the Acquired Fund and (ii) the subsequent termination of the Acquired Fund and the Acquired Entity.

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record of the Acquired Fund at the close of business on January 13, 2011 are entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof.

YOUR VOTE ON THIS MATTER IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO AUTHORIZE A PROXY TO VOTE YOUR SHARES BY TELEPHONE OR OVER THE INTERNET.

By order of the Board of Directors,

Richard M. Wachterman
Assistant Secretary
Legg Mason Investors Trust, Inc.

February 4, 2011

PROXY STATEMENT/PROSPECTUS

February 4, 2011

PROSPECTUS FOR:

LEGG MASON CAPITAL MANAGEMENT VALUE TRUST, INC.

Legg Mason Capital Management Value Trust

(the “Acquiring Fund”)

100 International Drive

Baltimore, Maryland 21202

1-877-721-1926

PROXY STATEMENT FOR:

LEGG MASON INVESTORS TRUST, INC.

Legg Mason Capital Management American Leading Companies Trust

(the “Acquired Fund”)

(each a “Fund” and, collectively, the “Funds”)

100 International Drive

Baltimore, Maryland 21202

1-877-721-1926

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Directors of Legg Mason Capital Management Investors Trust, Inc. (the “Acquired Entity”) for a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”). The Meeting will be held on April 13, 2011, at 10:00 a.m., Eastern time, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 8th Avenue, New York, New York, 10018. At the Meeting, shareholders of the Acquired Fund as of January 13, 2011 (the “Record Date”) will be asked to consider and act upon the following:

PROPOSAL 1:	To approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”), providing for (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund, in exchange solely for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and for shares of the Acquiring Fund to be distributed to the shareholders of the Acquired Fund and (ii) the subsequent termination of the Acquired Fund and the Acquired Entity (the “Reorganization”).

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Reorganization Agreement contemplates the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund. The Acquired Fund would then distribute to its shareholders the portion of the shares of the Acquiring Fund to which each such shareholder is entitled, with each shareholder receiving shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization. Thereafter, the Acquired Fund and the Acquired Entity would be terminated.

As a shareholder of the Acquired Fund, you are being asked to consider and vote upon the approval of the Reorganization Agreement pursuant to which the Reorganization of the Acquired Fund would be accomplished. Because the Reorganization will result in shareholders of the Acquired Fund holding shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Acquiring Fund.

If the Reorganization of the Acquired Fund is approved, the shareholders of the Acquired Fund will receive full and fractional shares of the Acquiring Fund according to the following chart:

Acquired Fund—Share Class Exchanged*	Acquiring Fund—Share Class Received
Class A Class C Class I	Class A Class C Class I

*	The Acquired Fund has also registered Class R, Class R1 and Class FI shares, but no Class R, Class R1 or Class FI shares of the Acquired Fund are currently outstanding and they are therefore not part of the Reorganization.

No sales charge will be imposed on the shares of the Acquiring Fund received by Acquired Fund shareholders in connection with the Reorganization. For more information about the classes of shares offered by each of the Funds, see “Summary—Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in this Proxy Statement/Prospectus.

The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. See “Information about the Proposed Reorganization—Federal Income Tax Consequences” in this Proxy Statement/Prospectus. Shareholders should consult their tax advisers to determine the actual impact of the Reorganization in light of their individual tax circumstances.

Each Fund is a series of an open-end management investment company. The investment objectives, policies, strategies and principal risks of the Acquired Fund are generally similar to those of the Acquiring Fund. There are certain differences, however, in the investment objectives, policies, strategies and principal risks of each Fund. See “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”) dated February 4, 2011, relating to this Proxy Statement/Prospectus and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into, and legally forms a part of, this Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the Funds at the address listed above or calling 1-877-721-1926.

For more information regarding the Funds, see each Fund’s current prospectus and statement of additional information (each, a “Fund SAI”; collectively, the “Fund SAIs”), filed with the SEC on the dates listed in “Additional Information about the Funds,” below. The prospectus of the Acquired Fund and the Fund SAIs are incorporated into this Proxy Statement/Prospectus by reference.

The most recent annual report and the semi-annual report next succeeding such annual report, if any, for each Fund, which highlight certain important information such as investment performance and expense and financial information, have been filed with the SEC. You may request a copy of the prospectus, Fund SAI, annual report and semi-annual report for each Fund by calling 1-877-721-1926, by writing to the Funds at the addresses listed above or by visiting the Funds’ website at www.leggmason.com/individualinvestors.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

ii

A copy of the form of Reorganization Agreement pertaining to the Reorganization accompanies this Proxy Statement/Prospectus as Appendix A.

The information contained herein concerning the Acquired Fund has been provided by, and is included herein in reliance upon, the Acquired Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

iii

I

II

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, the form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Proposed Reorganization

At meetings held on November 17-18, 2010, the Board of Directors of Legg Mason Capital Management Value Trust, Inc. (the “Acquiring Entity”) and the Board of Directors of the Acquired Entity (each, a “Board”; collectively, the “Boards”), including all of the directors who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”), unanimously approved the Reorganization Agreement. The Reorganization Agreement provides for:

1. the transfer to the Acquiring Fund of all of the assets of the Acquired Fund, in exchange solely for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund;

2. the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

3. the termination of the Acquired Fund and the Acquired Entity.

The Reorganization Agreement is subject to approval by the shareholders of the Acquired Fund. The Reorganization, if approved by shareholders of the Acquired Fund, is scheduled to be effective as of the close of business on April 21, 2011, or on such later date as to which the parties may agree (“Closing Date”). As a result of the Reorganization, each shareholder of the Acquired Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the close of business on the Closing Date. Shareholders of the Acquired Fund will receive the same class of shares of the Acquiring Fund that they currently own in the Acquired Fund. See “Information about the Proposed Reorganization” in this Proxy Statement/Prospectus. For more information about the classes of shares offered by the Funds, see “Summary—Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” in this Proxy Statement/Prospectus and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in this Proxy Statement/Prospectus.

For the reasons set forth in this Proxy Statement/Prospectus in “Information about the Proposed Reorganization—Reasons for the Reorganization and Board Considerations,” the Board of the Acquired Entity, including all of its Independent Directors, has concluded that participation in the Reorganization by the Acquired Fund is in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s existing shareholders would not be diluted as a result of the Reorganization. That Board, therefore, is hereby submitting the Reorganization Agreement to the shareholders of the Acquired Fund and recommending that shareholders of the Acquired Fund vote “FOR” approval of the Reorganization Agreement to effect the Reorganization. The Board of the Acquiring Entity has also approved the Reorganization on behalf of the Acquiring Fund.

Approval of the Reorganization will require the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Acquired Fund. See “Voting Information” in this Proxy Statement/Prospectus.

As a condition to the closing of the Reorganization, each party to the Reorganization Agreement (other than Legg Mason, Inc. (“Legg Mason”) must receive an opinion of K&L Gates LLP substantially to the effect that the Reorganization will qualify as a “reorganization” as defined in Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, subject to the limited exceptions described in this Proxy Statement/Prospectus under the heading “Information about the Proposed Reorganization—Federal Income Tax Consequences,” it is expected that neither the Acquired Fund nor its shareholders will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the Acquiring Fund shares received by each Acquired Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Acquired Fund shares. For more information about the federal income tax consequences of the Reorganization, see “Information about the Proposed Reorganization—Federal Income Tax Consequences” in this Proxy Statement/Prospectus.

The transaction costs, if any, associated with repositioning portfolio holdings in connection with the Reorganization will largely be borne by the Acquiring Fund after the Reorganization. As of the date hereof, the Acquiring Fund is not expected to recognize significant capital gains or incur significant transaction costs as a result of repositioning portfolio holdings in connection with the Reorganization. Prior to the Closing Date, some of the portfolio assets of the Acquired Fund may be sold in connection with the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s tax basis in such assets. Any net capital gains recognized on these sales, after the application of any available capital loss carryovers, will be distributed to the Acquired Fund shareholders as capital gain dividends (to the extent of net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss) and/or ordinary dividends (to the extent of the excess of net short-term capital gain over net long-term capital loss) during the Acquired Fund’s taxable year that ends on the Closing Date, and any such distributions will be taxable to shareholders. In addition, the Acquired Fund will distribute to its shareholders, in one or more taxable distributions, all of the net investment income and net capital gains realized in the normal course of its operations and not previously distributed for taxable years ending on or prior to the Closing Date.

Comparison of Investment Objectives, Principal Investment Policies, Strategies and Risks

This section will help you compare the investment objectives, principal investment policies, strategies and risks of the Acquired Fund and the Acquiring Fund. Please be aware that this is only a brief discussion. More detailed comparisons of the Funds and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management, can be found in this Proxy Statement/Prospectus. These discussions include material differences in each Fund’s “fundamental” investment policies, meaning those that can be changed only by shareholder vote. The investment objectives and principal investment strategies of the Acquiring Fund will apply to the combined fund following the Reorganization. More information can be found in each Fund’s prospectus and Fund SAI.

The Funds have similar investment objectives. Both Funds seek long-term growth of capital, but the Acquired Fund also seeks current income and specifies that it seeks to achieve its objectives consistent with prudent investment risk.

Both Funds invest primarily in domestic equity securities and follow a value discipline in selecting securities. Each Fund may invest in companies with market capitalizations of any size, but both Funds generally invest in large capitalization companies. The Acquiring Fund generally invests in companies with market capitalizations greater than $5 billion and the Acquired Fund invests at least 80% of its net assets in common stocks of companies that are mostly found in the top half of the Standard & Poor’s 500 Index (“S&P 500 Index”). Both Funds are diversified and may take temporary defensive and cash management positions. Over the last five years, both Funds have had relatively low portfolio turnover.

Primary differences between the Funds include:

•

Investment Selection Process. The Acquired Fund invests primarily in securities that, in the adviser’s opinion, offer the potential for capital appreciation and the potential for current income while the Acquiring Fund invests primarily in equity securities that, in the adviser’s opinion, offer the potential for capital growth without mention of the potential for income.

•

Leading Companies. The Acquired Fund focuses on “leading companies” which are typically well known as leaders in their respective industries and are usually found in the top half of the S&P 500 Index. Although the Acquiring Fund generally invests in large capitalization companies, it will not necessarily maintain the same focus on investing in “leading companies” over the long term. Thus, the Acquired Fund may be seen as more conservative in its investment strategy than the Acquiring Fund.

•

Domestic and Foreign Securities. Both Funds invest primarily in domestic securities but may also invest in foreign securities. The Acquired Fund currently anticipates that it will invest no more than 20% of its net assets in foreign securities, while the Acquiring Fund currently anticipates that it will invest no more than 25% of its total assets in foreign securities. The Acquired Fund will not change its policy to invest at least 80% of its net assets in common stocks that are tied economically to the United States without providing 60 days written notice to shareholders. The Acquiring Fund has no comparable policy.

•

Dividend History of Portfolio Companies. The Acquired Fund specifies that at least 75% of the dollar amount of stocks held by the Acquired Fund will have a recent history of paying dividends. The Acquiring Fund has no comparable policy.

•

Portfolio Diversification. The Acquired Fund expects to own a minimum of 35 different securities under normal circumstances as an investment policy. The Acquiring Fund does not have a similar policy, however, as of July 31, 2010, it owned 44 different securities. Each Fund must own a minimum number of securities to comply with its status as a diversified fund.

•

Debt Securities. Both Funds may invest in debt securities, but the Acquired Fund specifies that it will only do so when the adviser believes the return on certain debt securities may equal or exceed the return on equity securities, while the Acquiring Fund makes no similar statement. The Acquired Fund may invest up to 20% of its net assets in debt securities of any maturity that are rated at least A by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Moody’s Investors Service (“Moody’s”) (for convertible securities, at least BB/Ba) or deemed by the adviser to be of comparable quality. The Acquired Fund may not invest in debt securities rated below investment grade. The Acquiring Fund may invest up to 25% of its total assets in long-term debt securities, including up to 10% of its total assets in debt securities rated below investment grade or deemed by the adviser to be of comparable quality.

The Acquired Fund and the Acquiring Fund are subject to similar principal risk factors. However, due to differences in the Funds’ principal investment strategies, the Acquiring Fund characterizes the additional risks associated with industry and issuer concentration and companies undergoing reorganization or restructuring, as additional principal risks in its prospectus. These risks will also apply to the Acquired Fund to the extent it concentrates its investments in a particular industry or issuer or invests in companies undergoing reorganization or restructuring.

Effect on Expenses

This section summarizes the effect of the Reorganization on the fees and expenses of the Acquired Fund. Shareholders of the Acquired Fund will receive the same class of shares of the Acquiring Fund that they currently own in the Acquired Fund. As a result of the Reorganization, gross and net total annual fund operating expenses for the Acquired Fund shareholders are expected to decrease as follows based on assets under management as of October 31, 2009 (restated to reflect current fees): for Class A shares from 1.16% to 1.06%, for Class C shares from 1.92% to 1.76% and for Class I shares from 0.91% to 0.76%. This is due in part to an expected decrease in the effective management fee for Acquired Fund shareholders from 0.70% to 0.67% as a result of the Reorganization.

For the Acquired Fund, Legg Mason Capital Management, Inc. (“LMCM”) has currently agreed to forgo fees and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses and brokerage commissions) so that total annual operating expenses of Class A, Class C and Class I of the Acquired Fund are not expected to exceed 1.20%, 1.95% and 0.95%, respectively. As a result of the Reorganization, this expense limitation agreement would be discontinued. However, net expenses for Acquired Fund shareholders are still expected to decrease as stated above because the gross total expenses for each class of the combined fund are expected to be lower than the respective expense limitation for the Acquired Fund.

Comparison of Fees and Expenses

The tables below compare the fees and expenses of Class A, Class C and Class I shares of the Acquired Fund and Acquiring Fund as of October 31, 2009 (restated to reflect current fees). The tables also show the estimated fees and expenses of the Class A, Class C and Class I shares of the combined fund, on a pro forma basis, as if the Reorganization occurred on October 31, 2009 (using current fees). The estimates are based on contracts and agreements currently in effect, and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of October 31, 2009. Accordingly, the actual fees and expenses of the Funds and the combined fund as of the Closing Date may differ from those reflected in the tables below due to changes in net assets from those at October 31, 2009.

Expense ratios may be higher than those shown below—for example, if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Changes in net assets may result from purchases and redemptions of Fund shares, market appreciation or depreciation, and other factors occurring between October 31, 2009 and the Closing Date. As a general matter, assuming the Reorganization is consummated, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in the Acquired Fund’s or Acquiring Fund’s net assets will be borne by the shareholders of the applicable Fund and the combined fund. For information concerning the net assets of each Fund and class as of October 31, 2010, see “Capitalization” in this Proxy Statement/Prospectus.

The expenses of the Funds as of October 31, 2009 and the estimated pro forma expenses following the Reorganization are set forth below:

	Pre-Reorganization		Legg Mason Capital Management Value Trust Pro Forma Combined Fund
	Legg Mason Capital Management American Leading Companies Trust	Legg Mason Capital Management Value Trust
	Class A	Class A	Class A
Shareholder fees (paid directly from your investment) (%):
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	5.75%	5.75%
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	Generally, none	Generally, none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%):[1]
Management fees	0.70%	0.67%	0.67%
Distribution and/or service (12b-1) fees	0.25%	0.25%	0.25%
Other expenses	0.21%	0.14%	0.14%

Total annual fund operating expenses	1.16%	1.06%	1.06%

[1]	The expense information in the table has been restated to reflect current fees.

The following examples help you compare the costs of investing in Class A shares of the Acquired Fund, the Acquiring Fund and the combined fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, your investment has a 5% return each year and the fund’s operating expenses remain the same and you reinvest all distributions and dividends without a sales charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH OR WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Capital Management American Leading Companies Trust—Class A	$686	$922	$1,177	$1,904
Legg Mason Capital Management Value Trust—Class A	$677	$893	$1,126	$1,795
Legg Mason Capital Management Value Trust Pro Forma Combined Fund—Class A	$677	$893	$1,126	$1,795

	Pre-Reorganization		Legg Mason Capital Management Value Trust Pro Forma Combined Fund
	Legg Mason Capital Management American Leading Companies Trust	Legg Mason Capital Management Value Trust
	Class C	Class C	Class C
Shareholder fees (paid directly from your investment) (%):
Maximum sales charge (load) imposed on purchases (as a% of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	1.00%	0.95%	0.95%[2]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%):[1]
Management fees	0.70%	0.67%	0.67%
Distribution and/or service (12b-1) fees	1.00%	0.95%	0.95%
Other expenses	0.22%	0.14%	0.14%

Total annual fund operating expenses	1.92%	1.76%	1.76%

[1]	The expense information in the table has been restated to reflect current fees.

[2]	A 1.00% contingent deferred sales charge will apply to any shares distributed as part of the Reorganization, if those shares are redeemed within one year of their purchase from the Acquired Fund.

The following examples help you compare the costs of investing in Class C shares of the Acquired Fund, the Acquiring Fund and the combined fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, your investment has a 5% return each year and the fund’s operating expenses remain the same and you reinvest all distributions and dividends without a sales charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH REDEMPTION OF SHARES AT END OF PERIOD:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Capital Management American Leading Companies Trust—Class C	$295	$603	$1,037	$2,244
Legg Mason Capital Management Value Trust—Class C	$274	$555	$955	$2,075
Legg Mason Capital Management Value Trust Pro Forma Combined Fund—Class C	$274	$555	$955	$2,075

WITHOUT REDEMPTION OF SHARES AT END OF PERIOD:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Capital Management American Leading Companies Trust—Class C	$195	$603	$1,037	$2,244
Legg Mason Capital Management Value Trust—Class C	$179	$555	$955	$2,075
Legg Mason Capital Management Value Trust Pro Forma Combined Fund—Class C	$179	$555	$955	$2,075

	Pre-Reorganization		Legg Mason Capital Management Value Trust Pro Forma Combined Fund
	Legg Mason Capital Management American Leading Companies Trust	Legg Mason Capital Management Value Trust
	Class I	Class I	Class I
Shareholder fees (paid directly from your investment) (%):
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%):[1]
Management fees	0.70%	0.67%	0.67%
Distribution and/or service (12b-1) fees	None	None	None
Other expenses	0.21%	0.09%	0.09%

Total annual fund operating expenses	0.91%	0.76%	0.76%

[1]	The expense information in the table has been restated to reflect current fees.

The following examples help you compare the costs of investing in Class I shares of the Acquired Fund, the Acquiring Fund and the combined fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, your investment has a 5% return each year and the fund’s operating expenses remain the same and you reinvest all distributions and dividends without a sales charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH OR WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Capital Management American Leading Companies Trust—Class I	$93	$291	$505	$1,120
Legg Mason Capital Management Value Trust—Class I	$78	$243	$423	$944
Legg Mason Capital Management Value Trust Pro Forma Combined Fund—Class I	$78	$243	$423	$944

The Funds pay transaction costs, such as commissions or dealer mark-ups, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Funds’ performance. During the fiscal year ended March 31, 2009, the Acquired Fund’s portfolio turnover rate was 33.4% of the average value of its portfolio and the Acquiring Fund’s portfolio turnover rate was 21.5% of the average value of its portfolio. During the seven-month fiscal period ended October 31, 2009, the Acquired Fund’s portfolio turnover rate was 9.0% of the average value of its portfolio (not annualized) and the Acquiring Fund’s portfolio turnover rate was 3.9% of the average value of its portfolio (not annualized).

Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures

No sales loads or deferred sales charges will be incurred by Acquired Fund shareholders as a result of the Reorganization.

The exchange privileges that shareholders of the Acquired Fund currently have with the other funds distributed by Legg Mason Investor Services, LLC will not change.

The sales loads, distribution and shareholder servicing arrangements of the Acquired Fund and Acquiring Fund are the same. More information about the sales load, distribution and shareholder servicing arrangements of the shares of the Acquiring Fund following Reorganization and the procedures for making purchases, redemptions and exchanges of such shares are set forth in “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of the Acquired Fund with the Acquiring Fund is based upon and qualified in its entirety by the disclosure appearing in the prospectuses (as supplemented) of the Funds dated as follows:

Acquired Fund	Prospectus Dated
Legg Mason Capital Management American Leading Companies Trust	February 26, 2010

Acquiring Fund	Prospectus Dated
Legg Mason Capital Management Value Trust	February 26, 2010

The investment objective, principal investment strategies and principal risks of the Acquiring Fund will apply to the combined fund following the Reorganization.

Investment Objectives

Both Funds seek long-term growth of capital, but the Acquired Fund also seeks current income and specifies that it seeks to achieve its objectives consistent with prudent investment risk.

Principal Investment Policies and Strategies

Both Funds invest primarily in domestic equity securities and follow a value discipline in selecting securities. Each Fund may invest in companies with market capitalizations of any size, but both Funds generally invest in large capitalization companies. The Acquiring Fund generally invests in companies with market capitalizations greater than $5 billion and the Acquired Fund invests at least 80% of its net assets in common stocks of companies that are mostly found in the top half of the S&P 500 Index. Both Funds are diversified and may take temporary defensive and cash management positions. Over the last five years, both Funds have had relatively low portfolio turnover.

There are several differences between the Funds:

•

Investment Selection Process. The Acquired Fund invests primarily in securities that, in the adviser’s opinion, offer the potential for capital appreciation and the potential for current income. The Acquiring Fund invests primarily in equity securities that, in the adviser’s opinion, offer the potential for capital growth without mention of the potential for income.

•

Size of Portfolio Companies. Both Funds may invest in companies with market capitalizations of any size, however, the Acquiring Fund generally invests in companies with market capitalizations greater than $5 billion. The Acquired Fund invests at least 80% of its net assets in common stocks of Leading Companies that are tied economically to the United States, most of which are found in the top half of the S&P 500 Index (as of June 30, 2010, the median market capitalization of companies included in the S&P 500 Index was $8.29 billion).

•

Leading Companies. The Acquired Fund focuses on “leading companies” which are typically well known as leaders in their respective industries and are usually found in the top half of the S&P 500 Index. Although the Acquiring Fund generally invests in large capitalization companies, it will not necessarily maintain the same focus on investing in “leading companies” over the long term. Thus, the Acquired Fund may be seen as more conservative in its investment strategy than the Acquiring Fund. The performance data also indicate that the Acquiring Fund’s returns have historically shown greater volatility than those of the Acquired Fund.

•

Domestic and Foreign Securities. Both Funds invest primarily in domestic securities but may also invest in foreign securities. The Acquired Fund currently anticipates that it will invest no more than 20% of its net assets in foreign securities, while the Acquiring Fund currently anticipates that it will invest no more than 25% of its total assets in foreign securities. The Acquired Fund will not change its policy to invest at least 80% of its net assets in common stocks that are tied economically to the United States without 60 days written notice to shareholders. The Acquiring Fund has no comparable policy.

•

Dividend History of Portfolio Companies. The Acquired Fund specifies that at least 75% of the dollar amount of stocks held by the Fund will have a recent history of paying dividends. The Acquiring Fund has no comparable policy.

•

Portfolio Diversification. Both Funds are diversified. The Acquired Fund expects to own a minimum of 35 different securities under normal circumstances as an investment policy. The Acquiring Fund does not have a similar policy, however, as of July 31, 2010, it owned 44 different securities.

•

Debt Securities. Both Funds may invest in debt securities, but the Acquired Fund specifies that it will only do so when the adviser believes the return on certain debt securities may equal or exceed the return on equity securities, while the Acquiring Fund makes no similar statement. The Acquired Fund may invest up to 20% of its net assets in debt securities of any maturity that are rated at least A by S&P or Moody’s (for convertible securities, at least BB/Ba) or deemed by the adviser to be of comparable quality. The Acquired Fund may not invest in debt securities rated below investment grade. The Acquiring Fund may invest up to 25% of its total assets in long-term debt securities, including up to 10% of its total assets in debt securities rated below investment grade or deemed by the adviser to be of comparable quality.

Risk Factors

Because the Funds have similar investment objectives and principal investment policies and strategies, the principal risks of investing in the Funds are similar. However, due to differences in the Funds’ principal investment strategies, the Acquiring Fund characterizes the additional risks associated with industry and issuer concentration and companies undergoing reorganization or restructuring, as additional principal risks in its prospectus.

Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments. For more detailed information regarding the principal risks of investing in the Acquiring Fund, see Appendix B.

The following summarizes the principal risks of investing in each Fund:

•

Market and interest rate risk. The market prices of each Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. In addition, the market prices of fixed income securities held by each Fund may go down when interest rates rise. A rise in rates tends to have a greater impact on the price of longer term or duration fixed income securities. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. Because these events are unprecedented, it is difficult to predict their magnitude or duration. Either Fund may experience a substantial or complete loss on any individual security.

•

Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued or decline in price. Value stocks may underperform the overall equity market for a long period of time, for example, while the market concentrates on growth stocks. Although neither Fund will concentrate its investments in any one industry or industry group, it may, like many value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

•

Portfolio selection risk. The value of your investment may decrease if the portfolio manager’s judgment about the attractiveness, value or market trends affecting a particular security, industry or sector, country or region, or about market movements is incorrect. In addition, the investment models used by the adviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors and do not assure successful investment.

•

Company risk. Each Fund may invest in securities that involve certain special circumstances that may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

•

Small and mid-sized company risk. Each Fund may invest in small- or mid-sized companies. Such companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, markets or financial resources, or because they may depend on limited management groups. Securities of smaller companies may be more volatile, especially in the short term, and may have limited liquidity.

•

Foreign securities risk. Each Fund may invest in foreign securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities. Risks are greater for investments in emerging markets.

•

Credit risk. The market prices of fixed income securities held by each Fund may go down if an issuer or guarantor of a security or a counterparty to a financial contract with the Fund defaults or is downgraded, or if the value of the assets underlying a security declines. Junk bonds have a higher risk of issuer default, tend to be less liquid and may be more difficult to value. Subordinated securities will be disproportionately affected by a default or downgrade.

•

Call risk. Many fixed income securities provide that the issuer may repay them early. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline.

•

Convertible securities risk. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

•

Cash management and defensive investing risk. The value of the investments held by each Fund for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If a Fund holds cash uninvested it could be subject to the credit risk of the depository institution holding the cash. If a significant amount of a Fund’s assets are used for cash management or defensive investing purposes, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

•

Valuation risk. The sales price each Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair valued securities may receive fewer shares or lower redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

•

Risk of increase in expenses. Your actual costs of investing in a Fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

•

Funds of funds investments. Each Fund may be an investment option for other Legg Mason-advised mutual funds that are managed as “funds of funds.” As a result, from time to time, a Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Due to differences in the Funds’ principal investment strategies, the Acquiring Fund characterizes the following as additional principal risks in its prospectus. These risks will also apply to the Acquired Fund to the extent it concentrates its investments in a particular industry or issuer or invests in companies undergoing reorganization or restructuring.

•

Industry and issuer concentration risk. Although the Acquiring Fund is not “concentrated,” as that term is used in the 1940 Act, the Acquiring Fund may invest a larger portion of its assets in certain industries than do many mutual funds, and thus will be more susceptible to negative events affecting those industries. The Acquiring Fund also tends to invest in a smaller number of stocks than do many mutual funds. As a result, changes in the value of individual stocks may have a significant impact on your investment.

•

Special risks of companies undergoing reorganization or restructuring. Investing in companies undergoing reorganization or restructuring involves special risks including that the transaction may not be completed on the terms or time frame contemplated, it may be difficult to obtain information on the financial condition of such companies, the issuer’s management may be addressing a type of situation with which it has little experience, and the market prices of such securities are subject to above average price volatility.

Fundamental Investment Restrictions

The following table lists the fundamental investment restrictions for each of the Acquired Fund and the Acquiring Fund. The fundamental investment restrictions of the Funds are identical.

•

Borrowing. The Fund may not borrow money, except (1) in an amount not exceeding 33 1/3% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls.

•

Underwriting. The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

•

Loans. The Fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests.

•	Senior Securities. The Fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

•

Real Estate. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests.

•

Commodities. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities.

•

Concentration. The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the Fund’s investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

Side-by-Side Comparison

The following chart shows a side-by-side comparison of the investment objective(s), principal investment strategies, investment manager and portfolio manager(s) of the Acquired Fund and the Acquiring Fund. For more detailed information regarding the Acquiring Fund’s principal investment strategies and related risks, see Appendix B.

	Legg Mason Capital Management American Leading Companies Trust (Acquired Fund)	Legg Mason Capital Management Value Trust (Acquiring Fund)
Investment Objective(s)	Long-term capital appreciation and current income consistent with prudent investment risk.	Long-term growth of capital.

Principal Investment Policies and Strategies	Investment Selection Process: The Fund invests primarily in securities that, in the adviser’s opinion, offer the potential for capital appreciation and potential for current income.	Investment Selection Process: The Fund invests primarily in equity securities that, in the adviser’s opinion, offer the potential for capital growth.

Legg Mason Capital Management American Leading Companies Trust (Acquired Fund)	Legg Mason Capital Management Value Trust (Acquiring Fund)
Size of Portfolio Companies and Leading Companies. Under normal circumstances, the Fund will seek to achieve its objective by investing at least 80% of its net assets in common stocks of Leading Companies that are tied economically to the United States. The adviser defines a “Leading Company” as one that, in the opinion of the adviser, has attained a major market share in one or more products or services within one or more of its principal industries and possesses the potential to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the S&P 500 Index.	Size of Portfolio Companies. The Fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size. Leading Companies. None specified.

Domestic and Foreign Securities. Under normal circumstances, the Fund will seek to achieve its objective by investing at least 80% of its net assets in common stocks of Leading Companies that are tied economically to the United States. The adviser currently anticipates that the Fund will not invest more than 20% of its net assets in foreign securities which is any security not economically tied to the United States.	Domestic and Foreign Securities. The Fund may invest in the securities of foreign issuers, foreign currencies, and securities of issuers with substantial foreign operations. The adviser currently anticipates that the Fund will invest no more than 25% of its total assets in foreign securities.

Portfolio Turnover. None specified.	Portfolio Turnover. The adviser takes a long-term approach to investing, and the Fund’s portfolio turnover tends to be lower than the average equity mutual fund.

Dividend History of Portfolio Companies. At least 75% of the dollar amount of stocks held by the Fund will have a recent history of paying dividends.	Dividend History of Portfolio Companies. None specified.

Legg Mason Capital Management American Leading Companies Trust (Acquired Fund)	Legg Mason Capital Management Value Trust (Acquiring Fund)
Value Discipline. The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser’s assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company’s ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company’s products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, and changes in government policy or geopolitical dynamics.	Value Discipline. Same as Acquired Fund.

Portfolio Diversification. The Fund is diversified. Under normal circumstances, the adviser expects that the Fund will own a minimum of 35 different securities.	Portfolio Diversification. The Fund is diversified.

	Legg Mason Capital Management American Leading Companies Trust (Acquired Fund)	Legg Mason Capital Management Value Trust (Acquiring Fund)
	Debt Securities. During periods when the adviser believes the return on certain debt securities may equal or exceed the return on equity securities, the Fund may invest up to 20% of its net assets in debt securities, including government, corporate and money market securities, consistent with its investment objective. The Fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the Fund may invest, excluding investments in convertible securities, will be rated at least A by S&P or Moody’s, or deemed by the adviser to be of comparable quality to a security with these ratings. The convertible securities in which the Fund may invest will be rated at least BB by S&P or Ba by Moody’s, or deemed by the adviser to be of comparable quality to a security with these ratings. Debt securities rated below BBB/Baa are commonly known as “junk bonds.”	Debt Securities. The Fund may also invest in debt securities. The Fund may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly known as “junk bonds” and unrated securities judged by the adviser to be below investment grade.

	Defensive Investing and Cash Management. The Fund may take temporary defensive and cash management positions; in such a case, the Fund may not be pursuing its principal investment strategies and may not achieve its investment objective.	Defensive Investing and Cash Management. Same as Acquired Fund.

Investment Manager	Legg Mason Capital Management, Inc.	Legg Mason Capital Management, Inc.

Portfolio Manager(s)	David E. Nelson, CFA	Bill Miller, CFA, and Sam Peters, CFA (portfolio managers) and Mary Chris Gay (assistant portfolio manager)

PURCHASES, REDEMPTIONS AND EXCHANGES OF ACQUIRING FUND SHARES; OTHER ACQUIRING FUND SHAREHOLDER INFORMATION

This section describes some of the classes of shares that the Acquiring Fund will make available after the Reorganization and how shareholders may buy and sell those Fund shares. It also describes how the Acquiring Fund values its securities and the Acquiring Fund’s policies on frequent trading of Fund shares. The policies described in this section are essentially identical to those of the Acquired Fund. This Proxy Statement/Prospectus offers only Class A, Class C and Class I shares of the Acquiring Fund; all other share classes of the Acquiring Fund are offered through the Acquiring Fund’s February 26, 2010 prospectus, as it may be amended or supplemented from time to time.

SHAREHOLDER ELIGIBILITY

This Proxy Statement/Prospectus offers three classes of shares of the Acquiring Fund: Class A, Class C and Class I. Each share class represents an investment in the same portfolio of securities, but is subject to different expenses, different distribution and shareholder servicing arrangements and different eligibility requirements for investing.

The Fund generally will accept an application to establish a new account only if the beneficial owner has a U.S. address or, subject to the requirements of local law, is a U.S. citizen with a foreign address. Existing non-U.S. investors in the Fund will not be permitted to establish new accounts to purchase Fund shares, but will continue to be able to purchase shares in the Fund through their existing accounts.

Summarized below are the eligibility requirements for each share class. Once you determine which share class is available to you for investment, you should follow the purchasing instructions discussed below.

You can buy shares through banks, brokers, dealers, insurance companies, investment advisers, financial consultants, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with Legg Mason Investor Services, LLC (“LMIS”) to sell shares of the Fund (“Financial Adviser”). You can also buy shares directly from the Fund.

The Fund reserves the right to revise the minimum initial investment and other eligibility requirements at any time. In addition, the Fund may waive the minimum initial investment requirements in its sole discretion. Your financial intermediary may impose different investment minimums. The Fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class I
General	1,000/50	1,000/50	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A
IRAs	250/50	250/50	N/A
SIMPLE IRAs	None/None	None/None	N/A
Systematic Investment Plans	50/50	50/50	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None
Retirement Plans with omnibus accounts held on the books of the Fund	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	N/A
Institutional Investors	1,000/50	1,000/50	1 million/None

Retirement Plans

Retirement Plans with omnibus accounts held on the books of the Fund can generally invest in two classes of shares: Class C and Class I shares. Class C shares are not available through a Financial Adviser if the Financial Adviser makes Class R1 shares available.

Class A shares are not offered through Financial Advisers for Retirement Plans with omnibus accounts held on the books of the Fund, with limited exceptions. Class A shares are not available to new Retirement Plan investors through a Financial Adviser if the Financial Adviser makes Class FI shares available. Please see below for additional information.

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, Section 529 college savings plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts. Although Retirement Plans with omnibus accounts held on the books of the Fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. LMIS may impose certain additional requirements. Please contact your Financial Adviser for more information.

Other Retirement Plans

Other Retirement Plans can generally invest in two classes of shares: Class A and Class C. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts, and also include certain Retirement Plans with direct relationships to the Fund that are neither institutional investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose between these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Class A and Class C Shares

When choosing whether to buy Class A or Class C shares, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the Fund’s prospectus

•	Whether you qualify for any reduction or waiver of sales charges

If you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares. However, if you intend to invest for only a few years Class C shares might be more appropriate because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

For questions regarding your eligibility to invest in Class A or Class C shares, contact your Financial Adviser or the Fund at 1-877-721-1926.

Class I Shares

For questions regarding your eligibility to invest in Class I shares, call the Fund at 1-877-721-1926 or contact your financial intermediary. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes.

The following classes of investors may purchase Class I shares:

•

Institutional investors who make an initial investment of at least $1 million in the Fund. Generally, institutional investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, pension and profit-sharing plans, and similar entities

•

Investors who invest in the Fund through financial intermediaries that offer their clients Class I shares through investment programs (such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans, or (iii) college savings vehicles such as 529 plans) authorized by LMIS

•

The following persons are eligible to purchase Class I shares of the Fund: 1) current employees of the Fund’s manager and its affiliates; 2) current and former board members of investment companies managed by affiliates of Legg Mason; 3) current and former board members of Legg Mason; and 4) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50

COMPARING THE FUND’S CLASSES

The following table compares key features of the Fund’s classes. You should review the fee table and example carefully before choosing your share class. Your Financial Adviser can help you decide which class meets your goals. Your Financial Adviser may receive different compensation depending upon which class you choose. Please contact your Financial Adviser regarding the availability of the Fund.

Class	Key Features	Initial Sales Charge	Contingent Deferred Sales Charge	Annual Distribution and/or Service Fees
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	0.25% of average daily net assets

Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	0.95% if you redeem within 1 year of purchase; waived for certain investors[1]	0.95% of average daily net assets

Class I	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors and eligible Retirement Plans • Generally lower expenses than the other classes	None	None	None

[1]	A 1.00% contingent deferred sales charge will apply to any shares distributed as part of the Reorganization, if those shares are redeemed within one year of their purchase from the Acquired Fund.

HOW TO INVEST

Purchasing Class A Shares

Prior to opening an account you should consult the section “Shareholder Eligibility” above, which outlines share class eligibility requirements as well as initial and subsequent investment minimums.

You can open an account by contacting your Financial Adviser. To open an account directly with the Fund call the Fund at 1-877-721-1926 or visit www.leggmason.com/individualinvestors for an account application.

Certain investment methods may be subject to lower minimum initial and/or subsequent investment amounts. In certain limited circumstances, the minimum initial and subsequent investment amounts may be waived. Contact your Financial Adviser or the Fund with any questions regarding your investment options.

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the aggregate size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of compensation that will be paid out of the sales charge to your Financial Adviser if you buy shares from one (“broker dealer commission”). Financial Advisers will also receive a service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them. For Class A shares sold directly by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge.

Amount of investment ($)	Sales Charge as % of offering price	Sales Charge as % of net amount invested	Broker/Dealer Commission as % of offering price
Less than 25,000	5.75	6.10	5.00
25,000 but less than 50,000	5.00	5.26	4.25
50,000 but less than 100,000	4.50	4.71	3.75
100,000 but less than 250,000	3.50	3.63	2.75
250,000 but less than 500,000	2.50	2.56	2.00
500,000 but less than 750,000	2.00	2.04	1.60
750,000 but less than 1 million	1.50	1.52	1.20
1 million or more(1)	0	0	up to 1.00

[1]

LMIS may pay a commission of up to 1.00% to a Financial Adviser for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Financial Adviser will also receive an annual service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, LMIS will retain this fee. Where the Financial Adviser does not receive the payment of this commission from LMIS, the Financial Adviser will instead receive the annual service fee starting immediately after purchase. Please contact your Financial Adviser for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

To have your Class A contingent deferred sales charge waived, you or your Financial Adviser must let the Fund know at the time you redeem shares that you qualify for such a waiver.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds distributed by LMIS to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Financial Adviser or the Fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds distributed by LMIS that are eligible to be aggregated with your purchases. If you or your Financial Adviser does not inform the Fund that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. Certain records, such as account statements of all relevant accounts in the fund family, may be necessary in order to verify your eligibility for reduced sales charges.

Accumulation Privilege—allows you to combine the current value of shares of the Fund with other shares of funds distributed by LMIS that are owned by:

•	you; or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of money market funds distributed by LMIS may be combined only if they were acquired by exchange from other funds offered with a sales charge.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

If you hold shares of funds distributed by LMIS in accounts at two or more Financial Advisers, please contact your Financial Advisers to determine which shares may be combined.

Letter of Intent—allows you to purchase Class A shares of funds distributed by LMIS over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds distributed by LMIS that are purchased during the 13-month period by:

•	you; or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. In addition, you can include towards your asset goal amount the current value of any eligible holdings.

If you hold shares of funds distributed by LMIS in accounts at two or more Financial Advisers, please contact your Financial Advisers to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds distributed by LMIS may be combined only if they were acquired by exchange from other funds offered with a sales charge.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Financial Advisers having dealer, service or other selling agreements with LMIS

•	Investors who redeemed at least the same amount of Class A shares of a fund distributed by LMIS in the past 60 days, if the investor’s Financial Adviser is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain Retirement Plans

If you qualify for a waiver of the Class A initial sales charge, you must notify your Financial Adviser or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn more about waivers or reductions of Class A initial sales charges, contact your Financial Adviser or the Fund, consult the Fund SAI or visit the Legg Mason Funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the Fund.

Purchasing Class C Shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 0.95%. A 1.00% contingent deferred sales charge will apply to any shares distributed as part of the Reorganization, if those shares are redeemed within one year of their purchase from the Acquired Fund.

LMIS will generally pay Financial Advisers selling Class C shares a commission of up to 0.95% of the purchase price of the Class C shares they sell and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 0.95% of the average daily net assets represented by the Class C shares serviced by these Financial Advisers until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Financial Advisers will receive an annual distribution/service fee of up to 0.95% of the average daily net assets represented by the Class C shares serviced by them.

Certain investment methods may be subject to lower minimum initial and/or subsequent investment amounts. In certain limited circumstances, the minimum initial and subsequent investment amounts may be waived. Contact your Financial Adviser or the Fund with any questions regarding your investment options.

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund distributed by LMIS

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

To have your Class C contingent deferred sales charge waived, you or your Financial Adviser must let the Fund know at the time you redeem shares that you qualify for such a waiver.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a fund distributed by LMIS and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in any other fund distributed by LMIS and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Financial Adviser or the Fund for additional information.

The Fund’s distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Financial Adviser.

Contingent deferred sales charge waivers

The contingent deferred sales charge for Class C will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a Retirement Plan

•	For Retirement Plans with omnibus accounts held on the books of the Fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about waivers of contingent deferred sales charges, contact your Financial Adviser or the Fund, consult the Fund SAI or visit the Legg Mason Funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the Fund.

Purchasing Class I Shares

To obtain an application, please call the Fund at 1-877-721-1926.

If you invest through a Financial Adviser, note that you may purchase shares only in accordance with the instructions and limitations of your Financial Adviser’s program. Your Financial Adviser may have different minimum investment requirements for investments in Class I shares than the minimum investment requirements described in this Proxy Statement/Prospectus.

Purchasing Additional Shares

Once your account is open, you may use the following methods to purchase additional shares of the Fund.

Through Your Financial Adviser

Your Financial Adviser can purchase shares of the Fund on your behalf and provide information on other methods available to you for purchasing additional shares. Investments made through your Financial Adviser may be subject to transaction fees or other purchase conditions as set by your Financial Adviser. Your Financial Adviser may have different minimum investment requirements for investments in Class A and Class C shares than the minimum investment requirements described in this Proxy Statement/Prospectus. You should consult your Financial Adviser’s program literature for further information.

Directly With The Fund

Mail

Mail your check, payable to Legg Mason Funds, to the following address with either an Additional Purchase Form or a note indicating the fund and share class you want to buy and your account number:

Legg Mason Funds

P.O. Box 55214

Boston, MA 02205-8504

Telephone or Wire (Class A and Class C shares)

Call the Fund at 1-877-721-1926 to arrange with your bank to transfer money directly from your checking or savings account. Wire transfers may be subject to a service charge by your bank.

The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.

Wire Transfers (Class I shares)

Wire federal funds to State Street Bank and Trust Company, the Fund’s custodian. Before wiring federal funds, you must first call the Fund at 1-877-721-1926 to receive instructions for wire transfer. Please note that the following information will be required when calling: shareholder name; name of the person authorizing the transaction; account number; name of the fund and class of shares to be purchased; amount being wired; and name of the wiring bank.

The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.

Internet or TeleFund (Class A and Class C shares)	Visit www.leggmason.com/individualinvestors or call TeleFund, the automated telephone account management service, at 1-877-6-LMFUNDS (1-877-656-3863).

Contributions of Eligible Securities (Class I shares)

Shares may be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the adviser. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the fund. Investors who wish to purchase Fund shares through the contribution of securities should contact the Fund at 1-877-721-1926 for instructions.

Investors should realize that at the time of contribution they may recognize a gain or loss for tax purposes on securities contributed. The adviser, on behalf of the Fund, has full discretion to accept or reject any securities offered as payment for shares. Securities will not be accepted in payment of Fund shares from persons who are affiliated with the Fund’s adviser or the Fund.

Directly With The Fund

Securities offered in payment for shares will be valued in the same way and at the same time the Fund values its portfolio securities for the purpose of determining net asset value. (See “Calculation of Net Asset Value” below.)

Future First® Systematic Investment Plan (Class A and Class C shares)	Contact the Fund to enroll in Legg Mason’s Future First® Systematic Investment Plan. This plan allows you to automatically invest a specific dollar amount at regular intervals. The transfer agent will transfer money directly from your checking or savings account or another Legg Mason Fund to purchase Fund shares.

Additional information about purchases

The Fund must receive your purchase order in good order (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be invested plus any applicable sales charge and name of the Fund) before the close of regular trading on the New York Stock Exchange (“Exchange”), normally 4:00 p.m. (Eastern time), to receive that day’s price. Orders received after the close of the Exchange will be processed at the Fund’s net asset value as of the close of the Exchange on the next day the Exchange is open. Orders received by your Financial Adviser before the close of regular trading on the Exchange and communicated to the Fund on the following business day, will be processed at the net asset value determined on the day the order was received by the Financial Adviser. Certain Financial Advisers may have agreements to purchase shares of the Fund with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the Financial Adviser could be held liable for resulting fees or losses. If you invest in the Fund through a Financial Adviser, it is your Financial Adviser’s responsibility to transmit your order to the Fund in a timely manner. If you purchase shares directly from the Fund, your payment must accompany your order.

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the Fund. The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

When you purchase shares directly from the Fund and have not identified a broker/dealer that has an agreement to distribute the Fund, your order will be placed through LMIS, the Fund’s distributor, which will provide shareholder services to you and will receive any distribution and service (12b-1) fees paid by the class of shares which you own. For more information regarding 12b-1 fees see “Distribution Plan” above.

Any shares purchased or received as a distribution will be credited directly to the investor’s account.

The Fund may be available for purchase by Retirement Plans or savings plans, including 401(k) plans, 457 plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Fund as an investment option. Participants in a Retirement Plan or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions.

For questions about participant accounts, participants should contact their employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Fund for execution.

The Fund may not be available for sale in certain states. Prospective investors should inquire as to whether the Fund is available for sale in their state of residence.

Account registration changes:

Changes in registration or certain account options for accounts held directly with the Fund must be made in writing. Medallion signature guarantees may be required. (See “ACCOUNT POLICIES — Medallion Signature Guarantee” below.) All correspondence must include the account number and must be sent to:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

HOW TO REDEEM YOUR SHARES

You can redeem your shares through any of the following methods. Redemptions are subject to contingent deferred sales charges described in “How to Invest” above.

Through Your Financial Adviser

Your Financial Adviser can redeem shares of the Fund on your behalf. Redemptions made through your Financial Adviser may be subject to transaction fees or other conditions as set by your Financial Adviser. You should consult your Financial Adviser’s program literature for further information.

Directly With The Fund

Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.
Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). Wire transfers may be subject to a service charge by your bank. For wire transfers, be sure that the Fund has your bank account information on file.

All requests for redemption should indicate: 1) the number of shares or dollar amount to be redeemed and the investor’s account number; 2) the investor’s name and the names of any co-owners of the account, using exactly the same name or names used in establishing the account; 3) proof of authorization to request redemption on behalf of any co-owner of the account (please contact the Fund for further details); and 4) the name, address and account number to which the redemption payment should be sent.

Payment of redemption proceeds normally will be made by wire one business day after receipt of a redemption request in good order. Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.

Redemption requests may require a Medallion signature guarantee. (See “ACCOUNT POLICIES—Medallion Signature
Guarantee.”)

Telephone (Class A and Class C shares)	Call the Fund at 1-877-721-1926 to request a redemption. Please have the following information ready when you call: the name of the Fund, dollar amount (or number of shares) to be redeemed and your account number.

Internet or TeleFund (Class A and Class C shares)	Redeem shares through the Internet at www.leggmason.com/individualinvestors or through TeleFund at 1-877-6-LMFUNDS (1-877-656-3863).

Mail

Send a letter to the Fund requesting redemption of your shares to:

Legg Mason Funds

P.O. Box 55214

Boston, MA 02205-8504

The letter should be signed by each owner of the account exactly as the account is registered.

Fax (Class I shares)	Fax a request for redemption to the Fund at 1-816-218-0462.

Additional information about redemptions:

The Fund must receive your redemption order in good order (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the Fund) before the close of regular trading on the Exchange, normally 4:00 p.m. (Eastern time), to receive that day’s price. However, orders received by your Financial Adviser by the close of regular trading on the Exchange and communicated to the Fund on the following business day, will be effected at the net asset value determined on the day the order was received by your Financial Adviser. If you hold your shares through a Financial Adviser, it is your Financial Adviser’s responsibility to transmit your order to the Fund in a timely manner.

The Fund’s service providers will follow reasonable procedures to ensure the validity of any telephone, electronic or other redemption request, such as requesting identifying information from users or employing identification numbers. The Fund and its service providers will not be responsible for any account losses due to fraudulent telephone, electronic or other orders that they reasonably believe to be genuine.

Payment of redemption proceeds of shares that were recently purchased by check or automatic investment arrangements or acquired through reinvestment of distributions paid on such shares by the Fund may be delayed for up to ten days from the purchase date until the check or automatic investment has cleared.

The Fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive and may receive securities that are difficult to sell.

ACCOUNT POLICIES

Calculation of net asset value:

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The Fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The Fund calculates its net asset value every day the Exchange is open. The Fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the Exchange, normally at 4:00 p.m. (Eastern time). If the Exchange closes at another time, the Fund will calculate its net asset value as of the actual closing time. The Exchange is closed on certain holidays listed in the Fund SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your financial intermediary or the Fund before the Exchange closes on that day. If the Exchange closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the financial intermediaries to transmit all orders to buy, exchange or redeem shares to the Fund on a timely basis.

Valuation of the Fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the adviser, which, in turn, uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the adviser not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the adviser to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The Fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the Exchange. Foreign markets are open for trading on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the adviser to be unreliable, the market price may be determined by the adviser using quotations from one or more broker-dealers. When such prices or quotations are not available, or when the adviser believes that they are unreliable, the adviser may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount as determined by the adviser in good faith, that the Fund might reasonably expect to receive upon a current sale of the security. The Fund may also use fair value procedures if the adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated.

Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different methodology.

Medallion signature guarantee:

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. The following institutions can typically provide you with a Medallion signature guarantee: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”). The Fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The Fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

A Medallion signature guarantee may be required for the following situations:

•	remitting redemption proceeds to any person, address or bank account not on record;

•	making changes to the account registration after the account has been opened; and

•	transferring shares to an account in another Legg Mason Fund with a different account registration

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with LMIS or its affiliates.

If at any time the aggregate net asset value of the Fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the Fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Fund or your Financial Adviser, as applicable. In such case, you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the Fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The Fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

The Fund will not accept cash, money orders, traveler’s checks or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The Fund will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the Fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

The Fund reserves the right to:

•	suspend the offering of shares permanently or for a period of time;

•	change its minimum investment amounts;

•

redeem shares if information provided in the application should prove to be incorrect in any manner judged by the Fund to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of that class);

•	waive the minimum investable assets requirement or the minimum initial investment for certain investors; and

•

delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the Fund could be adversely affected by immediate payment. The Fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

Frequent purchases and redemptions of Fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a fund’s share price, which is determined at the close of the New York Stock Exchange (“NYSE”) on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by LMIS (the funds’ distributor) and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by LMIS. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the funds’ policies and procedures, the funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds distributed by LMIS. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in LMIS distributed funds, if that shareholder has engaged in one or more “Round Trips” across all LMIS distributed funds. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of a fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by LMIS.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. A fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of a fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. LMIS has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The funds have also adopted policies and procedures to prevent the selective release of information about the funds’ holdings, as such information may be used for market-timing and similar abusive practices.

The funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, a fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the funds will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur in respect of shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The funds reserve the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

SERVICES FOR INVESTORS

If you hold shares through a Financial Adviser, you may acquire shares of another fund distributed by LMIS by an exchange only if your Financial Adviser has an agreement with LMIS with respect to the class of shares of the fund distributed by LMIS that you seek to acquire.

Below is a description of services provided to shareholders who own shares directly with the Fund. You should contact your Financial Adviser to determine if it offers similar services to those listed below.

Confirmations and account statements:

You will receive a confirmation from the Fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Future First® Systematic Investment Plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.

To assist you in the management of your account you may direct the Fund’s transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

Systematic withdrawal plan:

Class A and Class C shareholders who are purchasing or already own shares of the Fund with a net asset value of $5,000 or more may elect to make systematic withdrawals from the Fund. The minimum amount for each withdrawal is $50 (prior to the deduction of any contingent deferred sales charge). Certain Class I shareholders with an initial net asset value of $1,000,000 or more may also be eligible to make systematic withdrawals from the Fund. These shareholders should contact the Fund at 1-877-721-1926 to determine their account’s eligibility. Ordinarily, you should not purchase additional shares of the Fund when you are a participant in the plan, because there are tax disadvantages associated with such purchases and withdrawals.

Exchange privilege:

You may exchange shares of the Fund for the same class of shares of other funds distributed by LMIS except as otherwise described below.

Important information about exchanges: In each case, the Fund and class into which you are exchanging must be eligible for sale in your state of residence. Be sure to read the current prospectus for the Fund into which you are exchanging.

There is currently no fee for exchanges. Remember that an exchange is normally a taxable transaction unless you are investing through an IRA, 401(k) or other tax-advantaged account.

The Fund reserves the right to terminate or modify the exchange privilege after at least 60 days’ prior written notice to shareholders.

Sales charges: In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge, for example if you are exchanging shares you purchased in Western Asset Money Market Fund for Class A or Class C shares of a Legg Mason Fund. Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the Fund that you originally purchased.

Mailing of shareholder communications:

If two or more members of your household are shareholders in any fund distributed by LMIS, you may elect to have all account communications for that fund combined in one convenient mailing by contacting the fund according to the instructions below. If you have previously elected to have your account communications combined, but wish to discontinue this service, please contact the Fund per the instructions below.

Class A and Class C Shareholders	Call 1-877-721-1926 or write to Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

Class I Shareholders	Call 1-877-721-1926 or write to Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and distributions

The Fund declares and pays dividends from any net investment income annually. Contact your Financial Adviser to discuss what options are available to you for receiving your dividends and other distributions.

If you own shares directly with the Fund, the following conditions apply:

•

your dividends and other distributions will be automatically reinvested in the distributing class of shares of the Fund unless you elect to receive dividends and/or other distributions in cash (you do not pay a sales charge on reinvested distributions or dividends)

•

Class A and Class C shareholders who have a minimum account balance of $10,000 may request that their dividends and/or other distributions be invested in Class A and Class C shares, respectively, of another eligible Legg Mason Fund or Western Asset Money Market Fund, provided these funds are available for sale in your state (you do not pay a sales charge on reinvested distributions or dividends)

•	to change your election, you must notify the Fund at least ten days before the next distribution is to be paid

•

if the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares in the Fund through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

The Fund distributes substantially all of its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), the excess of net short-term capital gain over net long-term capital loss, and net realized gains from foreign currency transactions, if any, after the end of the taxable year in which the gain is realized. A second distribution of such gain(s) may be necessary in some years to avoid imposition of a federal excise tax.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. Dividends from the Fund’s investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) are taxable as ordinary income, except that the part of the dividends that is “qualified dividend income” (i.e., dividends on stock of most U.S. corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, is subject to a maximum federal income tax rate of 15% (through December 31, 2010) for individual shareholders who satisfy those restrictions with respect to their shares on which the Fund dividends are paid. Distributions of the Fund’s net capital gain are taxable as long-term capital gain (also at a maximum 15% rate for individual shareholders through December 31, 2010), regardless of how long you have held your Fund shares. A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

The Fund’s dividend and interest income on, and gains it realizes from disposition of, foreign securities, if any, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

The sale or exchange of Fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares. Any capital gain an individual shareholder recognizes on a redemption or exchange through 2010 of his or her Fund shares that have been held for more than one year will generally qualify for the 15% maximum federal income tax rate.

As required by law, the Fund will withhold 28% of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a valid taxpayer identification number. The Fund is also required to withhold 28% of all dividends and capital gain distributions otherwise payable to those shareholders who are otherwise subject to backup withholding.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund SAI. The Fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the Fund) on a quarterly basis. The Fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The Fund intends to post partial information concerning the Fund’s portfolio holdings (such as top ten holdings) on the Legg Mason Funds’ website, in fact sheets and other formats on a monthly basis. The Fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

INFORMATION ABOUT THE PROPOSED REORGANIZATION

The Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement attached as Appendix A to this Proxy Statement/Prospectus. The Reorganization Agreement provides for (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and for Class A, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund, (2) the distribution of those shares of the Acquiring Fund to the shareholders of the Acquired Fund and (3) the subsequent termination of the Acquired Fund and the Acquired Entity. Subject to the satisfaction of the conditions described below, the Reorganization is scheduled to occur as of the close of business on April 21, 2011, or on such later date as to which the parties may agree (“Closing Date”).

If the Reorganization is approved, shareholders of Class A shares of the Acquired Fund will receive Class A shares of the Acquiring Fund, shareholders of Class C shares of the Acquired Fund will receive Class C shares of the Acquiring Fund and shareholders of Class I shares of the Acquired Fund will receive Class I shares of the Acquiring Fund. The net asset value of the Acquired Fund and the Acquiring Fund shall be computed using the valuation procedures established by the Acquired Entity’s Board and the Acquiring Entity’s Board, respectively. The valuation procedures adopted by each of the Acquired Entity’s Board and Acquiring Entity’s Board are identical.

The number of full and fractional shares of the Acquiring Fund to be received by an Acquired Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of business on the Closing Date. As promptly as practicable after the Closing Date, the Acquired Fund will distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, the shares of the Acquiring Fund received by the Acquired Fund in the Reorganization, and will terminate. The distribution of the Acquiring Fund’s shares will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s shareholders.

All issued and outstanding shares of the Acquired Fund will thereafter be canceled on the books of the Acquired Fund.

After such distribution, the Acquired Fund and Acquired Entity will take all necessary steps under Maryland law, its Articles of Incorporation, as amended and supplemented (the “charter”), and any other applicable law to effect their termination.

Each Board has determined with respect to its respective Fund that the interests of its Fund’s shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Fund.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date if circumstances develop that, in the opinion of either Board, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that each of the Acquired Entity and the Acquiring Entity may waive compliance with any of the covenants or conditions made therein for the benefit of its Fund, other than the requirements that: (a) the Reorganization Agreement be approved by shareholders of the Acquired Fund; and (b) they receive the opinion of K&L Gates LLP that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes. The Reorganization Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity and the Acquiring Entity, provided, however, that following the Meeting, no such amendment shall have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to Acquired Fund shareholders to the detriment of such shareholders without their further approval.

Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund as defined in the 1940 Act. See “Voting Information” in this Proxy Statement/Prospectus.

Description of the Acquiring Fund’s Shares

Class A, Class C and Class I shareholders of the Acquired Fund will receive Class A, Class C and Class I shares of the Acquiring Fund, respectively. Each such share will be fully paid and non-assessable when issued and will have no preemptive or conversion rights. The Acquiring Fund will not issue share certificates.

Reasons for the Reorganization and Board Considerations

The proposed Reorganization was presented to the Acquired Entity’s Board for consideration at a Board meeting held in November 2010, and was approved at that meeting. Following extensive discussions of the advantages and disadvantages to the Acquired Fund, based on its evaluation of all material factors, including those described below, the Acquired Entity’s Board, including all of its Independent Directors, determined that: (1) participation in the proposed Reorganization is in the best interests of the Acquired Fund; and (2) the Reorganization would not result in the dilution of the interests of the Acquired Fund’s shareholders. In considering the proposal, the Board did not identify any single factor or piece of information as all-important or controlling.

The Acquired Entity’s Board considered a number of factors in recommending the Reorganization, including the following:

•	the recommendations of LMCM, with respect to the Reorganization;

•	the potential efficiencies and economies of scale that are expected to result from the Reorganization;

•	the benefits to shareholders of the Acquired Fund expected to result from the Reorganization;

•	the estimated costs and expenses associated with the Reorganization and that Legg Mason will pay for 50% of the costs and expenses allocated to the Acquired Fund in connection with the Reorganization;

•	the relative performance histories of the two Funds;

•

the annual fund operating expenses and shareholder fees that Acquired Fund shareholders are expected to pay, and the services they would receive, as shareholders of the Acquiring Fund after the Reorganization;

•	the fact that the Acquired Fund has not achieved a sufficient size to allow for efficient operation and is not likely to do so in the future;

•	the fact that the Reorganization is expected to constitute a tax-free reorganization;

•	the similarities and differences in the investment objectives, strategies, policies and risks of the Acquiring Fund and the Acquired Fund;

•	LMCM, LMIS and the Acquired Fund’s transfer agent and custodian will continue to provide their respective services to the Acquiring Fund; and

•	the alternatives available to the Acquired Fund.

The Acquired Entity’s Board considered that the Acquired Fund is not a sufficient asset size and that Legg Mason has expressed concern that the Acquired Fund will not grow substantially in the future. The Acquired Entity’s Board considered that the performance of the Acquired Fund has exceeded the performance of the Acquiring Fund over the one-, three-, five- and ten-year periods ended October 31, 2010. However, the Board also requested and evaluated data breaking out the two Funds’ performance over a variety of periods, including various rolling periods that included a variety of market conditions since inception of the Acquired Fund. The Board noted that the Acquiring Fund had exceeded the performance of the benchmark in a substantially higher percentage of the rolling periods reviewed, and by a larger average amount, than had the Acquired Fund, and that the Acquiring Fund had a strong long-term record.

The Acquired Entity’s Board also considered the benefits to Legg Mason, the parent company of LMCM. If the Reorganization is approved by its shareholders and is consummated, Legg Mason is expected to achieve higher profitability due to decreased costs. Legg Mason is expected to reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines.

Among its considerations, the Acquiring Entity’s Board considered the intangible and tangible benefits to the Acquiring Fund, including the opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities.

Federal Income Tax Consequences

The Reorganization is conditioned upon the receipt by the parties to the Reorganization Agreement (other than Legg Mason) of an opinion from K&L Gates LLP, substantially to the effect that, based upon certain facts, assumptions, and representations and warranties and certificates of the parties, and conditional on consummation of the Reorganization in accordance with the Reorganization Agreement (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that K&L Gates LLP has not approved), for federal income tax purposes:

(i) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of shares of the Acquiring Fund and the termination of the Acquired Fund and the Acquired Entity, all pursuant to the Reorganization Agreement, will qualify as a “reorganization” (as defined in Section 368(a) of the Code), and each Fund will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code);

(ii) The Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, or upon the distribution by the Acquired Fund to the Acquired Fund’s shareholders of shares of the Acquiring Fund in liquidation of the Acquired Fund;

(iii) Shareholders of the Acquired Fund will not recognize gain or loss on the receipt of shares of the Acquiring Fund in exchange solely for shares of the Acquired Fund pursuant to the Reorganization;

(iv) The aggregate basis of the shares of the Acquiring Fund received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Acquired Fund exchanged therefor;

(v) The holding period of the shares of the Acquiring Fund received by each Acquired Fund shareholder pursuant to the Reorganization will include the shareholder’s holding period of the shares of the Acquired Fund exchanged therefor, provided that the Acquired Fund shareholder held the shares of the Acquired Fund as capital assets at the time of the Reorganization;

(vi) The Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

(vii) The Acquiring Fund’s basis of each asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the Acquired Fund’s basis of such asset immediately prior to the transfer; and

(viii) The Acquiring Fund’s holding period of each asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will include the period during which such asset was held by the Acquired Fund (except to the extent that the investment activities of the Acquiring Fund have the effect of reducing or eliminating such holding period).

The opinion will not express an opinion as to the tax effects to the Acquired Fund, the Acquiring Fund or the Acquired Fund’s shareholders from the marking to market of certain categories of assets as of the closing of the taxable year of the Acquired Fund at the time of the Reorganization.

While neither of the Funds is aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax adviser with respect to such matters.

Immediately prior to its Reorganization, the Acquired Fund will pay a dividend or dividends, which together with all previous dividends are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). Such dividends will be included in the taxable income of the Acquired Fund’s shareholders.

Information Regarding Capital Loss Carryovers

Federal income tax law permits a regulated investment company, such as each Fund, to carry forward its net capital losses for a period of up to eight taxable years. The Acquired Fund is presently entitled to capital loss carryovers for federal income tax purposes in the amounts set forth below. The Reorganization will cause the taxable year of the Acquired Fund to close, which will accelerate the schedule for expiration of its capital loss carryovers, and could also result in a net capital loss for that taxable year. In addition, the Reorganization is expected to result in a limitation on the Acquiring Fund’s abilities to use carryovers of the Acquired Fund. That limitation, imposed by Section 382 of the Code, will apply if, as expected, the shareholders of the Acquired Fund own less than 50% of the Acquiring Fund immediately after the Reorganization, and will be imposed on an annual basis. The annual Section 382 limitation for periods following the Reorganization generally will equal the product of the net asset value of the Acquired Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at the time of the Reorganization. The Acquiring Fund may also be prohibited from using the Acquired Fund’s capital loss carryovers against the unrealized gains of the Acquiring Fund at the time of the Reorganization (“built in gains”), and from using its own capital loss carryovers against the Acquired Fund’s built-in gains to the extent such gains are realized within five years following the Reorganization.

As of the date of this Proxy Statement/Prospectus, the Acquired Fund’s total capital loss carryovers exceed the product of the current long-term tax-exempt rate (which is 3.86% for the month of November 2010) and the net asset value of the Acquired Fund. No assurance can be given as to the net asset value of the Acquired Fund or the long-term tax-exempt rate that will be in effect at the time of the Reorganization. Even if the Acquiring Fund were able to fully utilize the capital loss carryovers of the Acquired Fund, the tax benefit resulting from those losses would be shared by both Funds’ shareholders following the Reorganization. Therefore, an Acquired Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganization did not occur.

As of October 31, 2009, the Funds had the following unused capital loss carryovers:

	Acquired Fund		Acquiring Fund
	Amount of Carryover	Fiscal Year of Expiration Assuming No Reorganization	Amount of Carryover	Fiscal Year of Expiration Assuming No Reorganization
	$36,469,435	10/31/2016	$1,447,304,639	10/31/2016
	40,011,317	10/31/2017	1,372,868,903	10/31/2017

Total	$76,480,752		$2,820,173,542

Acquired Fund. The Reorganization would impact the use of the Acquired Fund’s capital loss carryovers in the following manner: (1) the expiration date of the carryovers would move up one year; for example, the carryovers due to expire on October 31, 2017 would expire on October 31, 2016; (2) the carryovers would benefit the shareholders of the combined fund, rather than only the shareholders of the Acquired Fund; (3) the amount of the carryovers that could be utilized in any taxable year would equal the long-term tax-exempt rate at the time of Reorganization, multiplied by the aggregate net asset value of the Acquired Fund at such time (approximately $7,800,000 per year based on data as of August 31, 2010). This yearly limitation will be increased by any capital gains realized after the Reorganization on securities held by the Acquired Fund that had built-in gains; and (4) any gains recognized after the Reorganization that are attributable to the Acquired Fund’s built-in gains would be not be able to be offset by the capital loss carryovers of the Acquiring Fund.

The combination of the above-referenced limitations on the use of loss carryovers may result in a significant portion (up to $23,500,000 based on data as of August 31, 2010) of the Acquired Fund’s loss carryovers expiring unused. It should be noted that there would be no assurances that the Acquired Fund would be able to use such losses in the absence of the Reorganization and that the Acquired Fund shareholders would benefit indirectly from the Acquiring Fund’s capital loss carryovers.

Acquiring Fund. The Reorganization would impact the use of the Acquiring Fund’s capital loss carryovers in the following manner: (1) by benefiting the shareholders of the combined fund, rather than only the shareholders of the Acquiring Fund; and (2) any gains recognized after the Reorganization that are attributable to the Acquiring Fund’s built-in gains would not be able to offset the capital loss carryovers inherited from the Acquired Fund.

Information Applicable to both Funds. The capital loss carryovers and limitations described above may change significantly between now and the Closing Date, expected to be approximately April 21, 2011. Further, the ability of each Fund to use these carryovers (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryovers may result in some portion of the loss carryovers of either or both of the Funds expiring unused.

TERMINATION OF THE ACQUIRED FUND

If the Reorganization is effected, the Acquired Fund and the Acquired Entity will be terminated.

PORTFOLIO SECURITIES

If the Reorganization is effected, LMCM will analyze and evaluate the portfolio securities of the Acquired Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund’s investment objective and policies, any restrictions imposed by the Code and in the best interests of the Acquiring Fund’s shareholders (including former shareholders of the Acquired Fund), LMCM will determine the extent and duration to which the portfolio securities of the Acquired Fund will be maintained by the Acquiring Fund. It is possible that the Acquiring Fund may dispose of certain portfolio securities in connection with the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the Acquiring Fund’s ability to use any available capital loss carryovers. As of the date hereof, the Acquiring Fund is not expected to recognize material capital gains or incur significant transaction costs as a result of repositioning portfolio holdings in connection with the Reorganization.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUND

Investment Adviser and Manager

Legg Mason Capital Management, Inc. (“LMCM”) is the Acquiring Fund’s investment adviser and manager. LMCM is responsible for making investment decisions for the Acquiring Fund, including placing orders to buy, sell or hold a particular security. LMCM, with offices at 100 International Drive, Baltimore, Maryland 21202, also serves as the investment adviser and/or manager of other Legg Mason-sponsored funds. As of [            ], 2010, LMCM’s total assets under management were approximately $[        ] billion.

LMCM has delegated certain administrative responsibilities for the Acquiring Fund to Legg Mason Partners Fund Advisor LLC (“LMPFA”). LMPFA has offices at 620 Eighth Avenue, New York, New York 10018.

LMCM and LMPFA are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of [            ], 2010, Legg Mason’s asset management operations had aggregate assets under management of approximately $[            ] billion.

The Acquiring Fund pays an advisory fee, calculated daily and payable monthly, as follows: 0.70% up to the first $1 billion of the Acquiring Fund’s average daily net assets; 0.68% on the Acquiring Fund’s average daily net assets between $1 billion and $2 billion; 0.65% on the Acquiring Fund’s average daily net assets between $2 billion and $5 billion; 0.62% on the Acquiring Fund’s average daily net assets between $5 billion and $10 billion; and 0.59% on the Acquiring Fund’s average daily net assets exceeding $10 billion.

For LMPFA’s services to the Acquiring Fund, LMCM, not the Acquiring Fund, pays LMPFA 0.05% of the Acquiring Fund’s average daily net assets.

For its services during the fiscal period ended October 31, 2009 and the fiscal year ended March 31, 2009 the Acquiring Fund paid LMCM a fee equal to 0.67% and 0.66%, respectively, of its average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the investment advisory and management agreement is available in the Acquiring Fund’s annual report to shareholders for the period ended October 31, 2010.

Certain Legal Proceedings

Neither the Acquiring Fund, the Acquired Fund, the Funds’ investment adviser and manager nor the Fund’s distributor are currently involved in material pending legal proceedings. The foregoing speaks only as of the date of this Proxy Statement/Prospectus; lawsuits may arise in the future.

Portfolio Managers of the Acquiring Fund

Information about the portfolio managers of the Acquiring Fund is listed below.

Bill Miller, CFA and Sam Peters, CFA are portfolio managers for the Acquiring Fund and share day-to-day responsibility for managing the Acquiring Fund portfolio. Mr. Miller has been a portfolio manager for the Acquiring Fund since its inception in 1982. Mr. Peters became a portfolio manager for the Acquiring Fund in November 2010.

Mr. Miller has been employed by one or more subsidiaries of Legg Mason since 1981. He currently serves as Chairman and Chief Investment Officer for LMCM. He also serves as Managing Member for LMM, LLC.

Mr. Peters has been employed by LMCM since April 2005. He is currently a Senior Vice President of LMCM. Prior to joining LMCM, Mr. Peters worked for Fidelity Management & Research as a portfolio manager.

Mary Chris Gay has served as assistant portfolio manager for the Acquiring Fund since March 2006. Ms. Gay provides the portfolio managers with research and investment assistance. Ms. Gay has been employed by one or more subsidiaries of Legg Mason since 1989, and she is currently Senior Vice President of LMCM.

The Acquiring Fund SAI provides information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Acquiring Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Legg Mason and certain of the Acquiring Fund’s service providers, which include Legg Mason-affiliated service providers, have a financial interest in the Reorganization because their respective fees under agreements with the Acquiring Fund generally increase as the amount of the assets of the Acquiring Fund increase, and the amount of those assets will increase as a result of the Reorganization. However, the increase in assets of the Acquiring Fund is expected to be offset by the concomitant loss of the Acquired Fund’s assets, resulting in decreases of fees of certain Legg Mason-affiliated service providers to the Acquired Fund.

Information about the Funds is included in the Funds’ prospectuses, the Fund SAIs and shareholder reports filed with the SEC and dated as listed below:

Fund Document	Date and Filing Date	Accession Number
Legg Mason Capital Management Value Trust Prospectus	February 26, 2010 (filed on February 26, 2010), as supplemented on March 12, 2010 (filed on March 12, 2010), May 21, 2010 (filed on May 21, 2010) and October 21, 2010 (filed on October 21, 2010)	0001193125-10-042322; 0001193125-10-055421; 0001193125-10-125611; 0001193125-10-233410

Legg Mason Capital Management Value Trust Fund SAI	February 26, 2010 (filed on February 26, 2010), as amended on June 30, 2010 (filed on June 30, 2010) and as supplemented on November 19, 2010 (filed on November 19, 2010)	0001193125-10-042322; 0001193125-10-151049; 0001193125-10-265140

Legg Mason Capital Management American Leading Companies Trust Prospectus	February 26, 2010 (filed on February 26, 2010), as supplemented on March 12, 2010 (filed on March 12, 2010) and May 21, 2010 (filed on May 21, 2010)	0001193125-10-042426; 0001193125-10-055421; 0001193125-10-125611

Legg Mason Capital Management American Leading Companies Trust SAI	February 26, 2010 (filed on February 26, 2010), as amended on June 30, 2010 (filed on June 30, 2010)	0001193125-10-042426; 0001193125-10-151049

Legg Mason Capital Management Value Trust Annual Report	October 31, 2009 (filed on December 30, 2009)	0001193125-09-261972

Legg Mason Capital Management Value Trust Semi-Annual Report	April 30, 2010 (filed on July 7, 2010)	0001193125-10-154582

Legg Mason Capital Management American Leading Companies Trust Annual Report	October 31, 2009 (filed on December 30, 2009)	0001193125-09-261916

Legg Mason Capital Management American Leading Companies Trust Semi-Annual Report	April 30, 2010 (filed on July 1, 2010)	0001193125-10-152362

Copies of these documents, the Reorganization SAI and any subsequently released shareholder reports are available upon request and without charge by calling the Funds at 1-877-721-1926, by writing to either Fund at 100 International Drive, Baltimore, Maryland 21202, or by visiting Legg Mason’s website at www.leggmason.com/individualinvestors.

Both Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Performance of the Funds

Historical performance of each Fund is detailed in Appendix D of this Proxy Statement/Prospectus.

Financial Highlights

The fiscal year end of each Fund is October 31.

The financial highlights of the Acquiring Fund contained in Appendix C have been derived from financial statements audited by PricewaterhouseCoopers, LLP, the Fund’s independent registered public accounting firm, except as to the financial highlights for the period ended April 30, 2010, which are unaudited.

Distribution

LMIS, 100 International Drive, Baltimore, Maryland 21202, distributes the Acquiring Fund’s shares.

The Acquiring Fund has adopted plans under Rule 12b-1 with respect to its Class A and Class C shares that allow it to pay fees for the sale of its shares and for services provided to the shareholders of that particular class. These fees are calculated daily and paid monthly. Because these fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For Class A shares under the plan, the Acquiring Fund pays LMIS an annual service fee equal to 0.25% of the Acquiring Fund’s average daily net assets attributable to Class A shares.

For Class C shares under the plan, the Acquiring Fund pays LMIS an annual distribution fee equal to 0.70% of the Acquiring Fund’s average daily net assets attributable to Class C shares and an annual service fee equal to 0.25% of its average daily net assets attributable to Class C shares.

LMIS, the adviser and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Acquiring Fund. These payments are not reflected as additional expenses in the fee table contained in this Proxy Statement/Prospectus. The recipients of these payments may include LMIS and affiliates of the adviser, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the Acquiring Fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.”

Revenue sharing arrangements are separately negotiated. Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Acquiring Fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the adviser, LMIS and their affiliates to the extent the payments result in more assets being invested in the Acquiring Fund on which fees are being charged.

Salespersons and others entitled to receive compensation for selling or servicing Acquiring Fund shares may receive more with respect to one class than another.

FORM OF ORGANIZATION

Each Fund is a series of a Maryland corporation.

Fund Boards

The composition of the Boards of the Acquired Entity and the Acquiring Entity are identical and each consists of the following directors:

Independent Directors:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Interested Directors:

Mark R. Fetting

David R. Odenath

CAPITALIZATION

The following tables set forth the unaudited capitalization of the Acquired Fund and the Acquiring Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund shareholders of the Acquired Fund will receive on the Closing Date, and the information below should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

Pro Forma Combined Capitalization Table

Legg Mason Capital Management American Leading Companies Trust and

Legg Mason Capital Management Value Trust

As of October 31, 2010 (Unaudited)

	Legg Mason Capital Management American Leading Companies Trust	Legg Mason Capital Management Value Trust	Pro Forma Adjustments	Pro Forma Combined Legg Mason Capital Management Value Trust
Class A:
Net Assets	$13,806,862	$117,534,220	$(4,996)[1]	$131,336,086
Shares Outstanding	851,644	3,100,090	(487,474)	3,464,260
Net Asset Value Per Share	$16.21	$37.91		$37.91
Class C:
Net Assets	$189,961,191	$2,501,637,110	$(68,735)[1]	$2,691,529,566
Shares Outstanding	11,797,706	66,531,383	(6,745,668)	71,583,421
Net Asset Value Per Share	$16.10	$37.60		$37.60
Class I:
Net Assets	$13,457,537	$1,073,041,381	$(4,869)[1]	$1,086,494,049
Shares Outstanding	793,409	24,392,249	(487,494)	24,698,164
Net Asset Value Per Share	$16.96	$43.99		$43.99

[1]	Reflects Adjustments for estimated reorganization expenses of $78,600 borne by the Acquired Fund.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Fund generally declares and pays dividends from any net investment income annually and typically makes capital gain distributions, if any, after the end of the taxable year in which the gain is realized.

Each Fund pays dividends and other distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or a distribution of net capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or other distribution.

For more information on the distribution policies of the Acquiring Fund, see “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in this Proxy Statement/Prospectus.

OTHER BUSINESS

The Board of the Acquired Entity does not intend to present any other business at the Meeting. If, however, any other matters as are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their discretion.

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to Proposal 1, no other business may properly come before the Meeting. If any such procedural matter requiring a vote of shareholders should arise, or any question as to adjournment of the Meeting is submitted to shareholders, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

SHAREHOLDER COMMUNICATIONS WITH THE BOARDS

For either Fund, a shareholder who wants to communicate with the Boards or any individual director should write to his or her Fund to the attention of Richard M. Wachterman, Assistant Secretary, 100 International Drive, Baltimore, Maryland 21202. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific director and so indicates, it will be sent only to that director. If a communication does not indicate a specific director it will be sent to the chair of the nominating committee of the respective Board and the outside counsel to the Independent Directors for further distribution as deemed appropriate by such persons.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Acquired Entity’s Board to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a proxy card, are first being mailed to shareholders of the Acquired Fund on or about February 4, 2011 or as soon as practicable thereafter. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. If the enclosed proxy card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy card in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of the Reorganization Agreement and “FOR” ” or “AGAINST” any other matters the proxies deem appropriate. Please see Appendix E to this Proxy Statement/Prospectus for instructions on how to sign your proxy card.

A shareholder may revoke a proxy at any time prior to its exercise at the Meeting by (1) submitting to the Acquired Fund a subsequently executed proxy, (2) delivering to the Acquired Fund a written notice of revocation (addressed to the Assistant Secretary at the principal executive office of the Acquired Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Even if you plan to attend the Meeting, we ask that you sign, date and return the enclosed proxy card or authorize your vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum.

Broker/dealer firms holding shares of the Acquired Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization Agreement before the Meeting. The NYSE takes the position that a broker/dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker/dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to approval of the Reorganization Agreement. A signed proxy card or other authorization by a beneficial owner of Acquired Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of the Acquired Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Acquired Fund or the distributor of the Acquired Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker/dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker/dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

Proxy Solicitation

Legg Mason and the Acquired Fund will each pay 50% of the costs of the Reorganization, including any proxy solicitation costs, allocated to the Acquired Fund, and Legg Mason will pay 100% of the costs of the Reorganization allocated to the Acquiring Fund. In addition, transaction costs associated with repositioning portfolio holdings in connection with the Reorganization will largely be borne by the Acquiring Fund after the Reorganization.

Solicitation may be made by letter, telephone or electronically by officers or employees of Legg Mason, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owners of shares of the Acquired Fund to obtain authorization for the execution of proxies. The Acquired Fund will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement/Prospectus and proxy materials to the beneficial owners of the Acquired Fund’s shares. In addition, LMCM, on behalf of the Acquired Fund, has retained Computershare Fund Services, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare Fund Services will be paid approximately $31,900 for such solicitation services, to be borne by Legg Mason and the Acquired Fund as described above. Computershare Fund Services may solicit proxies personally, electronically and by telephone.

Quorum

The quorum requirement for the Acquired Fund is one-third of shares entitled to vote.

Vote Required

The affirmative vote of a majority of the outstanding voting securities of the Acquired Fund is required to approve the Reorganization Agreement, which under applicable law means the vote of the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Acquired Fund. Shareholders of the Acquired Fund are entitled to one vote for each share, and fractional shares are entitled to proportional voting rights.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the Reorganization. As a result, shareholders are urged to sign and date their proxy card and forward their voting instructions promptly.

Adjournments

If a quorum is not present or upon a motion by the person presiding over the Meeting, the holders of shares representing a majority of the shares present in person or by proxy and entitled to vote thereat, may adjourn the Meeting to a later time. In the event of an adjournment, no further notice is needed to reconvene the meeting. Unless a proxy provides otherwise, the persons named as proxies will vote upon such adjournment in their discretion. In addition, the person presiding over the Meeting may adjourn the Meeting without a vote of shareholders if no shareholder entitled to vote is present in person or by proxy. The Meeting may be adjourned up to 120 days after the Record Date for the Meeting without further notice other than announcement at the Meeting.

Future Shareholder Proposals

The Acquired Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Acquired Fund must be received at the offices of the Acquired Fund, 100 International Drive, Baltimore, Maryland 21202, in accordance with the time periods set forth for advance notice in the bylaws applicable to the Acquired Fund or, if no such time period is specified, at a reasonable time before the Acquired Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Record Date and Outstanding Shares

Only shareholders of record of the Acquired Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof. The chart below lists the number of Class A, Class C and Class I shares of the Acquired Fund that were outstanding and entitled to vote as of the close of business on the Record Date.

Fund	Class	Total Shares Outstanding
Legg Mason Capital Management American Leading Companies Trust	A
Legg Mason Capital Management American Leading Companies Trust	C
Legg Mason Capital Management American Leading Companies Trust	I
Total

To the knowledge of the Funds, as of the Record Date, except as set forth below, no person owned beneficially or of record 5% or more of any class of the Acquired Fund’s or the Acquiring Fund’s outstanding shares.

Fund and Class	Shareholder	Percentage Ownership	Estimated Percentage That Would Be Owned of Combined Fund After the Reorganization*
Legg Mason Capital Management American Leading Companies Trust (Acquired Fund)
Class A		%	%
Class C		%	%
Class I		%	%

Legg Mason Capital Management Value Trust (Acquiring Fund)
Class A		%	%
Class C		%	%
Class I		%	%

*	Calculated on the basis of present holdings and commitments as if the Reorganization had occurred on the Record Date.

To the knowledge of the Funds, as of the Record Date, less than 1% of the outstanding shares of each of the Acquired Fund and the Acquiring Fund were owned directly or beneficially in the aggregate by the directors and officers of the Acquired Fund and the Acquiring Fund.

THE BOARD OF THE ACQUIRED ENTITY, INCLUDING ITS INDEPENDENT DIRECTORS, RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT. ANY SIGNED AND DATED, BUT UNMARKED, PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION AGREEMENT.

By order of the Board of Directors,

Richard M. Wachterman
Assistant Secretary
Legg Mason Investors Trust, Inc.

INDEX OF APPENDICES

Appendix A:     Form of Agreement and Plan of Reorganization

Appendix B:     More on the Acquiring Fund’s Investment Strategies, Investments and Risks

Appendix C:     Financial Highlights of Legg Mason Capital Management Value Trust

Appendix D:     Historical Performance for Each Fund

Appendix E:     Instructions for Signing the Proxy Card

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

Legg Mason Capital Management Value Trust and Legg Mason Capital Management American Leading Companies Trust

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this      day of                     , 2011, by and among Legg Mason Value Trust, Inc., a Maryland corporation (the “Acquiring Entity”), with its principal place of business at 100 International Drive, Baltimore, Maryland 21202, consisting of a sole series, Legg Mason Capital Management Value Trust (the “Acquiring Fund”), and Legg Mason Investors Trust, Inc., a Maryland corporation (the “Acquired Entity”), with its principal place of business at the same address, on behalf of its series Legg Mason Capital Management American Leading Companies Trust (the “Acquired Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason, Inc. (“LMI”).

WHEREAS, the Acquired Fund is a series of, and the Acquiring Entity is, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for federal income tax purposes, (1) the transactions contemplated by this Agreement constitute a “reorganization” (as defined in Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”)) (all “Section” references herein being to the Code), and (2) this Agreement constitutes a “plan of reorganization” (within the meaning of Treas. Reg. § 1.368-2(g));

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for classes of outstanding shares of common stock of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of common stock of the Acquired Fund (the “Acquired Fund Shares”), as described herein, and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, (2) the distribution of those Acquiring Fund Shares to the shareholders of the Acquired Fund in cancellation of their Acquired Fund Shares and in liquidation of the Acquired Fund, and (3) the subsequent termination of the Acquired Fund as a series of the Acquired Entity, as provided herein (collectively, the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Directors of the Acquiring Entity (the “Acquiring Entity Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act), has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Directors of the Acquired Entity (the “Acquired Entity Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act), has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, in this Agreement, any references to a Fund’s taking action shall mean and include all necessary actions of the Acquiring Entity or the Acquired Entity, as applicable, on behalf of the Fund, unless the context of this Agreement or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE REORGANIZATION

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of the Acquired Fund’s property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional shares of each class of Acquiring Fund Shares corresponding to each class of the Acquired Fund Shares as of the Closing Time (as defined in paragraph 3.1), determined by dividing the value of the Acquired Fund’s net assets attributable to a class of its shares (computed at the Valuation Time (as defined in paragraph 2.1) in the manner set forth in that paragraph) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed at the Valuation Time in the manner set forth in paragraph 2.2), which shares shall be credited to an account of the Acquired Fund on the books of the Acquiring Fund; and (b) to assume all liabilities of the Acquired Fund. Such transactions shall take place at the Closing Time. For purposes of this Agreement, (1) the Class A, Class C and Class I shares of the Acquired Fund correspond to the Class A, Class C and Class I shares, respectively, of the Acquiring Fund, (2) the term “Acquired Fund Shares” shall be read to mean only such classes of shares of the Acquired Fund, and (3) the term “Acquiring Fund Shares” shall be read to mean only such classes of shares of the Acquiring Fund.

1.2 The property and assets of the Acquired Entity attributable to the Acquired Fund shall consist of all assets and property of every kind and nature—including all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers—the Acquired Fund owns at the Valuation Time (collectively, “Assets”). The Acquiring Entity, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, including all indemnification obligations of the Acquired Fund with respect to the current and former members of the Acquired Entity Board and officers of the Acquired Entity, whether accrued or contingent, known or unknown, existing at the Valuation Time, except for the Acquired Fund’s expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”) and are borne by LMI pursuant to paragraph 10.2 (collectively, “Liabilities”). The Acquired Entity, on behalf of the Acquired Fund, will sell, assign, convey, transfer and deliver to the Acquiring Entity, on behalf of the Acquiring Fund, any rights, stock dividends, securities or other assets received by the Acquired Entity, on behalf of the Acquired Fund, after the Closing Date (as defined in paragraph 3.1) as stock dividends or other distributions on or with respect to the Assets, which rights, stock dividends, securities or other assets shall be deemed included in the Assets and shall not be separately valued, in which case any such distribution that remains unpaid as of the Valuation Time shall be included in the determination of the value of the Assets.

1.3 The Acquired Entity will make reasonable efforts to discharge all known Liabilities prior to the Valuation Time.

1.4 If the dividends and/or other distributions the Acquired Fund previously paid for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of Section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in Section 1222(11)), after reduction by any capital loss carryover, for that year through the Closing Date, then on or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of such sum for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such that the Acquired Fund will have no tax liability under Sections 852 or 4982 for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall take all actions necessary or appropriate to complete the liquidation of the Acquired Fund and the dissolution of the Acquired Entity itself. To complete the liquidation, the Acquired Entity, on behalf of the Acquired Fund, shall (a) distribute to the shareholders of record of the Acquired Fund Shares as of the Closing Time (“Shareholders”), by class, on a pro rata basis within each class, the Acquiring Fund Shares received by the Acquired Entity, on behalf of the Acquired Fund, pursuant to paragraph 1.1, (b) cancel all issued and outstanding Acquired Fund Shares on its books, and (c) terminate the Acquired Fund as a series of the Acquired Entity in accordance with Maryland law as soon as reasonably practicable after that distribution, but in all events within six months after the Closing Date. At the time of, or as soon as reasonably practicable after, such termination, but in all events within such six months, the Acquired Entity shall be dissolved in accordance with Maryland law. The distribution described in clause (a) shall be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding class of Acquiring Fund Shares then credited to the Acquired Fund’s account on the Acquiring Fund’s books pursuant to paragraph 1.1(a) to open accounts on those books in the names of the Shareholders who held that class of Acquired Fund Shares. The aggregate net asset value of the Acquiring Fund Shares to be so credited to each Shareholder shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by that Shareholder at the Closing Time. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 Any reporting responsibility of the Acquired Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of the Acquired Fund. The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of the Acquired Fund’s net asset value as set forth in its then-current prospectus, and after the declaration of any dividends and/or other distributions by the Acquired Fund, on the Closing Date (such time and date being herein called the “Valuation Time”), computed using the valuation procedures established by the Acquired Entity Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company (“State Street”), in its capacity as accounting agent for the Acquired Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquired Entity adopted in good faith by the Acquired Entity Board.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent at the Valuation Time, using the valuation procedures established by the Acquiring Entity Board. All computations of value shall be made by (a) State Street, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquiring Entity adopted in good faith by the Acquiring Entity Board.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the closing of the transactions provided for in this Agreement (the “Closing”) shall take place on April 21, 2011, or other date on which the Acquiring Entity and the Acquired Entity agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date, unless otherwise agreed to by the Acquiring Entity and the Acquired Entity (the “Closing Time”). The Closing Time shall be as of 4:00 p.m., Eastern Time, on the Closing Date or such later time on that date as the Acquired Fund’s net asset value is calculated in accordance with paragraph 2.1 and after the declaration of any dividends and/or other distributions. The Closing shall be held at the offices of K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006-1682, or other place as to which the Acquiring Entity and the Acquired Entity agree.

3.2 The Acquired Entity shall direct State Street, in its capacity as custodian for the Acquired Entity’s assets (the “Custodian”), to transfer ownership of the Assets, at the Closing Time, from the account(s) of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the account(s) of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Acquiring Entity, at the Closing, a certificate of an authorized officer stating that the Assets have been so transferred as of the Closing Time. The Acquired Entity shall deliver to the Acquiring Entity, at the Closing, a certificate of an authorized officer stating that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Entity shall direct Boston Financial Data Services, Inc., in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Entity at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Shareholder and the number and percentage ownership of each outstanding class of Acquired Fund Shares owned by each such shareholder at the Closing Time. The Acquiring Entity, on behalf of the Acquiring Fund, shall deliver to the Acquired Entity, on behalf of the Acquired Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1(a) prior to the actions contemplated by paragraph 1.5 and (b) the appropriate number of Acquiring Fund Shares have been credited to the respective accounts of the Shareholders on those books pursuant to paragraph 1.5. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 If at the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on an Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of either Fund is impracticable (in the judgment of the Acquiring Entity Board with respect to the Acquiring Fund and the Acquired Entity Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Entity in Schedule 4.1 of this Agreement, the Acquired Entity, on behalf of the Acquired Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Acquired Entity, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Articles of Incorporation, as amended or supplemented (the “Acquired Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof; and the Acquired Entity Charter is on file with the Department of Assessments and Taxation of that state (“Department”). The Acquired Entity is duly qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(c).

(b) The Acquired Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), are in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated hereby, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund (true and correct copies of which have been delivered to the Acquiring Entity), and each prospectus and statement of additional information of the Acquired Fund used during the three years prior to the date of this Agreement, conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Entity, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in Section 851(b)(2), or that are restricted to resale by their terms), and upon delivery and payment for the Assets, the Acquiring Entity, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result, in a material violation of Maryland law or of the Acquired Entity Charter or the bylaws of the Acquired Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Acquired Entity Board, and those contracts, if any, listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Entity’s knowledge, the other party/parties thereto (assuming due authorization, execution and delivery by the other party/parties thereto), and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination thereof, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquired Entity’s knowledge, threatened against the Acquired Entity, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Acquired Entity, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or the Acquired Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

(i) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Schedule of Investments (each, a “Financial Statement”) of the Acquired Fund as of the last day of and for the most recently completed fiscal year (two fiscal years in the case of the Statement of Changes in Net Assets) of the Acquired Fund prior to the date of this Agreement have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm (“PwC”), and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such Financial Statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of the Acquired Fund as of such day and for such year(s) in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such day that are not disclosed therein. The Financial Statements (unaudited) of the Acquired Fund as of the last day of and for the most recently completed fiscal half-year of the Acquired Fund following the date of the audited annual Financial Statements referenced above (true and correct copies of which have been furnished to the Acquiring Entity), if any, are in accordance with GAAP consistently applied and present fairly, in all material respects, the financial condition of the Acquired Fund, and all known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such day are disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) The Acquired Fund is the only series of the Acquired Entity that has any assets or liabilities or any shares outstanding. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification and treatment as a “regulated investment company,” has elected to be such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852, and, on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 over (y) its deductions disallowed under Sections 265 and 171 (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) its net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Acquired Fund will not have any tax liability under Sections 852 or 4982.

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Entity and have been, and on that date will have been, offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the Closing Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor are there outstanding any securities convertible into any of the Acquired Fund Shares.

(n) The Acquired Fund will review its assets to ensure that, at all times after its shareholders have approved this Agreement and through the Closing Date, its assets do not include any assets that the Acquiring Fund is not permitted, or that the Acquired Fund reasonably believes to be unsuitable for the Acquiring Fund, to acquire, including any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Acquired Entity Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The combined proxy statement and prospectus to be included in the Registration Statement (as defined in paragraph 5.6) (“Proxy Statement”), insofar as it relates to the Acquired Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement that, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or that omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Entity for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(q) The Acquired Fund and the Acquired Entity have satisfied all applicable provisions of Rule 17a-8 under the 1940 Act with respect to the transactions contemplated hereby.

4.2 Except as has been fully disclosed to the Acquired Entity in Schedule 4.2 to this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Acquired Entity and the Acquired Fund as follows:

(a) The Acquiring Fund is the sole series of the Acquiring Entity, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with the power under its Amended and Restated Articles of Incorporation, as further amended and/or supplemented (the “Acquiring Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof; and the Acquiring Entity Charter is on file with the Department. The Acquiring Entity is duly qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Entity. The Acquiring Entity has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

(b) The Acquiring Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, are in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated hereby, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Acquired Entity), and each prospectus and statement of additional information of the Acquiring Fund used during the three years prior to the date of this Agreement, conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result, in a material violation of Maryland law or the Acquiring Entity Charter or the bylaws of the Acquiring Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity, with respect to the Acquiring Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Entity, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the Acquiring Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Financial Statements of the Acquiring Fund as of the last day of and for the most recently completed fiscal year (two fiscal years in the case of the Statement of Changes in Net Assets) of the Acquiring Fund prior to the date of this Agreement have been audited by PwC and are in accordance with GAAP consistently applied, and such Financial Statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such day and for such year(s) in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Financial Statements (unaudited) of the Acquiring Fund as of the last day of and for the most recently completed fiscal half-year of the Acquiring Fund following the date of the audited annual Financial Statements referenced above (true and correct copies of which have been furnished to the Acquired Entity), if any, are in accordance with GAAP consistently applied and present fairly, in all material respects, the financial condition of the Acquiring Fund, and all known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such day are disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or for that year will meet) the requirements of Subchapter M for qualification and treatment as a “regulated investment company,” has elected to be such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852, and will have distributed (or will distribute pursuant to the provisions of Section 855) substantially all of its (i) net tax-exempt income, (ii) “investment company taxable income” (as defined in the Code) (computed without regard to any deduction for dividends paid) and

(iii) “net capital gain” (as defined in the Code) (after reduction for any allowable capital loss carryover) for taxable years ended prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Sections 852 or 4982.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Entity and have been, and on that date will have been, offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Entity, on behalf of the Acquired Fund, and distributed to the Shareholders pursuant to paragraphs 1.1(a) and 1.5, will on the Closing Date have been duly authorized and, when so issued, delivered, and distributed, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Entity.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Acquiring Entity Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement that, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or that omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Entity for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Acquiring Fund and the Acquiring Entity have satisfied all applicable provisions of Rule 17a-8 under the 1940 Act with respect to the transactions contemplated hereby.

5. COVENANTS

The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquired Entity will call and hold a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

5.3 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Entity, on behalf of the Acquired Fund, will assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Subject to the provisions of this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Entity, on behalf of the Acquired Fund, will provide to the Acquiring Entity such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Acquired Entity, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Entity’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s title to and possession of all the Assets, and to otherwise carry out the intent and purpose of this Agreement.

5.9 The Acquiring Entity, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 Prior to the Closing, the Acquiring Entity shall not change the Acquiring Entity Charter or the Acquiring Fund’s prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission.

5.11 Each of the Acquired Fund and the Acquiring Fund will report the Reorganization as a reorganization within the meaning of Section 368(a) on its federal income tax return for its respective taxable year in which the Reorganization occurs, including filing any and all statements required by Treas. Reg. § 1.368-3.

5.12 In accordance with Rule 17a-8 under the 1940 Act, the Acquiring Fund will preserve written records that describe the transactions contemplated hereby and their terms for six years after the Closing Date (and for the first two of those years in an easily accessible place).

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED ENTITY

The obligations of the Acquired Entity, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Entity’s election, to the following conditions:

6.1 All representations and warranties of the Acquiring Entity, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Entity, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Entity, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all other agreements and instruments the Acquired Entity may reasonably deem necessary or desirable in order (a) to vest title to the Acquiring Fund Shares to be delivered hereunder in the Acquired Fund and to confirm the Acquired Fund’s title to and possession of those shares, (b) to confirm the Acquiring Entity’s assumption of all of the Liabilities, and (c) to otherwise carry out the intent and purpose of this Agreement.

6.4 The Acquiring Entity, on behalf of the Acquiring Fund, shall have delivered to the Acquired Entity, on behalf of the Acquired Fund, a certificate executed in the name of the Acquiring Entity, on behalf of the Acquiring Fund, by the Acquiring Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

6.5 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY

The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Entity’s election, to the following conditions:

7.1 All representations and warranties of the Acquired Entity, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Entity, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity, on behalf of the Acquiring Fund, an unaudited Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Entity on behalf of the Acquired Fund. The Acquired Entity, on behalf of the Acquired Fund, shall have executed and delivered all assignments and other instruments of transfer the Acquiring Entity may reasonably deem necessary or desirable in order (a) to vest title to all the Assets in the Acquiring Fund and to confirm the Acquiring Fund’s title to and possession of all the Assets and (b) to otherwise carry out the intent and purpose of this Agreement.

7.4 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of the Acquired Fund, by the Acquired Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

7.5 The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY AND THE ACQUIRED ENTITY

If any of the conditions set forth in paragraphs 8.1 or 8.5 has not been satisfied on or before the Closing Date, the transactions contemplated by this Agreement shall not be consummated. If any of the other conditions set forth below has not been satisfied on or before the Closing Date by the Acquired Entity, on behalf of the Acquired Fund, or the Acquiring Entity, on behalf of the Acquiring Fund, the other Entity shall be entitled, on behalf of its Fund, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, in accordance with the provisions of the 1940 Act and the Acquired Entity Charter, the bylaws of the Acquired Entity, and Maryland law, as applicable, and certified copies of the report of the inspector of elections evidencing such approval, if any such approval is required, shall have been delivered to the Acquiring Entity. Notwithstanding anything herein to the contrary, neither Entity may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Entity, with respect to the Acquired Fund, or the Acquiring Entity, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by either Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The Acquiring Entity and the Acquired Entity shall have received an opinion of K&L Gates LLP (“Counsel”), dated the Closing Date (“Tax Opinion”), substantially to the effect that, based on certain facts, assumptions, representations, and warranties and on certifications made by the Acquired Entity, on behalf of the Acquired Fund, the Acquiring Entity, on behalf of the Acquiring Fund, and their respective authorized officers, and conditioned on consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved), for federal income tax purposes: (a) the Acquiring Fund’s acquisition of all the Assets in exchange solely for Acquiring Fund Shares and the Acquiring Fund’s assumption of all the Liabilities, followed by the Acquired Fund’s distribution of those Acquiring Fund Shares to the Shareholders in complete liquidation of the Acquired Fund, all pursuant to this Agreement, will qualify as a “reorganization” (as defined in Section 368(a)), and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” (within the meaning of Section 368(b)); (b) the Acquired Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those Acquiring Fund Shares to the Shareholders in liquidation of the Acquired Fund; (c) the Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of all the Liabilities; (d) the Acquiring Fund’s basis in each Asset will be the same as the Acquired Fund’s basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each Asset will include the Acquired Fund’s holding period therefor (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period); (e) a Shareholder will recognize no gain or loss on the receipt of Acquiring Fund Shares in exchange solely for Acquired Fund Shares pursuant to the Reorganization; and (f) a Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund Shares it actually or constructively exchanges for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Acquired Fund Shares, provided the Shareholder holds the Acquired Fund Shares as capital assets at the Closing Time. Notwithstanding clauses (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquired Fund, the Acquiring Fund, or any Shareholder with respect to any Asset as to which unrealized gain or loss, if any, is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. The delivery of the Tax Opinion is conditioned on Counsel’s receipt of representations and warranties it reasonably requests of the Acquired Entity and the Acquiring Entity, on which Counsel may rely exclusively and without independent verification. Notwithstanding anything herein to the contrary, neither the Acquired Entity nor the Acquiring Entity may waive the condition set forth in this paragraph 8.5.

8.6 The Assets will include no assets that the Acquiring Fund, by reason of limitations contained in the Acquiring Entity Charter or in investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1 The Acquiring Entity, out of the Acquiring Fund’s assets and property only (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Entity and the members of the Acquired Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Entity and those members of the Acquired Entity Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Entity or the members of the Acquiring Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Entity, out of the Acquired Fund’s assets and property only (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Entity and the members of the Acquiring Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity and those members of the Acquiring Entity Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Entity, on behalf of the Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 LMI will pay all of the direct and indirect expenses and the out-of-pocket costs and expenses of the Reorganization incurred by the Acquiring Fund, except that the transaction costs associated with repositioning the Acquiring Fund’s portfolio, if any, in connection with the Reorganization will be borne by the Acquiring Fund after the Reorganization. The Acquired Fund and LMI will each pay 50% of the Reorganization Expenses consisting of the direct and indirect expenses and out-of-pocket costs and expenses of the Reorganization incurred by the Acquired Fund (including the cost of printing and mailing the Proxy Statement, accompanying notice of special meeting and proxy card, along with postage and proxy solicitation costs), except that the transaction costs associated with repositioning the Acquired Fund’s portfolio, if any, in connection with the Reorganization will be borne by the Acquired Fund before the Reorganization (i.e., either paid by the Valuation Time or included in the Liabilities). Notwithstanding any of the foregoing, an expense(s) will in any event be paid by the party directly incurring such expense(s) if and to the extent that the payment by another person of such expense(s) would result in the disqualification of such party as a “regulated investment company” as defined in Section 851 or would prevent the Reorganization from qualifying as a tax-free reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 Each of the Acquired Entity and the Acquiring Entity agrees that it has not made any representation, warranty or covenant, on behalf of its Fund, not set forth herein and that this Agreement constitutes the entire agreement among the parties.

11.2 The covenants to be performed after the Closing by the Acquiring Entity and the Acquired Entity, and the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereby and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of that Board, make proceeding with this Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution will be effective when communicated to the other parties. The obligations of LMI set forth in paragraph 10.2 shall survive termination of this Agreement.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in any manner deemed necessary or advisable by the authorized officers of the Acquiring Entity and the Acquired Entity; provided, however, that following the approval of this Agreement at the meeting of the Acquired Fund’s shareholders called by the Acquired Entity pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between these laws and the federal securities laws, the latter shall govern.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[Signatures on following page]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

LEGG MASON VALUE TRUST, INC.

By:
Name: Title:

LEGG MASON INVESTORS TRUST, INC.,

on behalf of its series LEGG MASON CAPITAL MANAGEMENT AMERICAN LEADING COMPANIES TRUST

By:
Name: Title:

Solely for purposes of paragraph 10.2 of this Agreement:

LEGG MASON, INC.

By:
Name: Title:

SCHEDULE 4.1

SCHEDULE 4.2

APPENDIX B

MORE ON THE ACQUIRING FUND’S INVESTMENT STRATEGIES, INVESTMENTS AND RISKS

Value Discipline

The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser’s assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company’s ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company’s products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, and changes in government policy or geopolitical dynamics.

Selling Discipline

The adviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the adviser to offer a long-term above-average risk-adjusted rate of return, when an investment opportunity arises that the adviser believes is more compelling, when the original reason for investing no longer applies, or to realize gains or limit potential losses.

Defensive Investing and Cash Management

When cash is temporarily available, or for temporary defensive purposes, when the adviser believes such action is warranted by abnormal market, economic or other situations, the Fund may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities and repurchase agreements for such instruments. If the Fund invests substantially in such instruments, it will not be pursuing its principal investment strategies and may not achieve its investment objective.

* * *

The Fund’s investment objective and investment policies are non-fundamental and may be changed by the fund’s Board of Directors without shareholder approval.

MORE ON THE RISKS OF INVESTING IN THE FUND

Market and interest rate risk. The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the Fund. This environment could make identifying investment risks and opportunities using past models of the interplay of market forces especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

The prices of equity securities generally fluctuate more than those of fixed income securities. A variety of factors can affect the price of a particular company’s stock, and the prices of individual stocks generally do not all move in the same direction at the same time. These factors may include poor earnings reports, a loss of customers, litigation against the company or changes in government regulation affecting the company or its industry.

The value of fixed income securities generally falls when interest rates rise. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security.

Value investing risk. The value approach to investing involves the risk that value stocks may remain undervalued or decline in price. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on growth stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Portfolio selection risk. The portfolio manager’s judgment about the attractiveness, value or market trends affecting a particular security, industry or sector, country or region or about market movements may prove to be incorrect.

In addition, the investment models used by the adviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors and do not assure successful investment. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.

Company risk. The Fund may invest in securities that often involve certain special circumstances that the adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. There is always a risk that the adviser will not properly assess the potential for an issuer’s future growth, or that an issuer will not realize that potential.

Industry and issuer concentration risk. The Fund may invest a larger portion of its assets in certain industries than do many mutual funds, and thus will be more susceptible to negative events affecting those industries. The Fund also tends to invest in a smaller number of stocks than do many mutual funds. As a result, changes in the value of individual stocks may have a significant impact on your investment.

Small and mid-sized company risk. Investing in the securities of smaller companies involves special risks. Small and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to weather business downturns or adverse market conditions. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. Smaller companies are often involved in actual or anticipated reorganizations or restructurings, which involve risks, including difficulty in obtaining information as to the financial conditions of such companies. Securities of smaller companies may be more volatile, especially in the short term, and may have limited liquidity. Small-sized companies may also be more difficult to value because few, if any, investment researchers regularly follow them. In addition to exhibiting greater volatility, small-cap and mid-cap stocks may fluctuate independently of larger-cap stocks, i.e., small-cap and/or mid-cap stocks may decline in price as the prices of large-cap stocks rise or vice versa.

It is anticipated that some of the Fund’s portfolio securities may not be widely traded and that the Fund’s position in these securities may be substantial in relation to the market for the securities. Accordingly, it may be difficult for the Fund to dispose of these securities quickly at prevailing market prices, and market prices may not always be readily available for use in determining the Fund’s net asset value.

Foreign securities risk. Securities of foreign issuers (including those denominated in U.S. dollars, foreign currencies and securities issued by U.S. entities with substantial foreign operations) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and other adverse economic and political developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply. The risks of foreign investment are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate.

Credit risk. If an obligor for a security held by the Fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. In addition, the Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

The Fund is subject to greater levels of credit risk to the extent it invests in securities rated below BBB/Baa and unrated securities considered by the Fund’s adviser to be of equivalent quality, commonly known as “junk bonds.” These securities have a higher risk of issuer default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.

Securities rated below BBB/Baa and unrated securities considered by the Fund’s adviser to be of equivalent quality may be less liquid than higher-rated securities, which means the Fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price for purposes of valuing shares of the Fund.

The Fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interest in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Call risk. Many fixed income securities, especially those issued at high interest rates and with longer maturities, provide that the issuer may repay them early. Issuers often exercise this right when prevailing interest rates are lower than the interest rate of the security. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Fund most likely would have to reinvest the proceeds of the payoff at current yields, which would be lower than those paid by the security that was paid off.

Special risks of companies undergoing reorganization or restructuring. A reorganization or other restructuring pending at the time the Fund invests in a security may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Reorganizations and restructurings that result from actual or potential bankruptcies carry additional risk and the securities of such companies involved in these types of activities are generally more likely to lose value than the securities of more financially stable companies. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers, the possibility that the issuer’s management may be addressing a type of situation with which it has little experience, and the fact that the market prices of such securities are subject to above-average price volatility.

Convertible securities risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.

The value of a convertible security is usually a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Cash management and defensive investing risk. The value of the investments held by the Fund for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If the Fund holds cash uninvested it could be subject to the credit risk of the depository institution holding the cash. If a significant amount of the Fund’s assets are used for cash management or defensive investing purposes, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

Valuation risk. Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies may be materially affected by events after the close of the market on which they are valued, but before the Fund determines its net asset value.

Risk of increase in expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Funds of funds investments. The Fund may be an investment option for other Legg Mason-advised mutual funds that are managed as “funds of funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments due to rebalancings of a fund of funds’ portfolio. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. The adviser may take such actions as it deems appropriate to minimize any adverse impact, considering the potential benefits of such investments to the Fund and consistent with its obligations to the Fund.

Please note that there are other factors that could adversely affect your investment and that could prevent a fund from achieving its objective. More information about risks appears in the Fund SAI. Before investing, you should carefully consider the risks that you will assume.

APPENDIX C

FINANCIAL HIGHLIGHTS OF LEGG MASON CAPITAL MANAGEMENT VALUE TRUST

The financial highlights table is intended to help you understand the performance of the Fund’s Class A, Class C and Class I shares for the past five years or since inception. Prior to February 1, 2009, Class C shares were known as Primary Class shares. Prior to October 5, 2009, Class I shares were known as Institutional Class shares. Certain information reflects financial results for a single Fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and other distributions. Except where indicated, this information has been audited by the Fund’s independent registered public accounting firm, PricewaterhouseCoopers, LLP, whose report, along with the Fund’s financial statements, is incorporated by reference into the Reorganization SAI and is included in the Fund’s annual report. The Fund’s annual report and semi-annual report are available upon request by calling toll-free 1-877-721-1926.

For a share of each class of capital stock outstanding throughout each period ended October 31, unless otherwise noted:
Class A Shares[1]	2010[2]		2009[3]	2009[4]

Net asset value, beginning of period	$34.24		$23.02	$24.02

Income (loss) from operations:
Net investment income (loss)	(0.00)	[5]	(0.01)	0.03
Net realized and unrealized gain (loss)	4.59		11.23	(1.03)
Total income (loss) from operations	4.59		11.22	(1.00)

Less distributions from:
Net investment income	(0.33)		—	—
Total distributions	(0.33)		—	—

Net asset value, end of period	$38.50		$34.24	$23.02
Total return[6]	13.49%		48.74%	(4.16)%

Net assets, end of period (000s)	$129,310		$110,523	$66,066

Ratios to average net assets:
Gross expenses[7]	1.01%		1.03%	1.06%
Net expenses[7,9]	1.01	[8]	1.03	1.05
Net investment income (loss)[7]	(0.01)	[8]	(0.06)	0.89

Portfolio turnover rate	11%		4%	22%
[1]	Per share amounts have been calculated using the average shares method.
[2]	For the six months ended April 30, 2010 (unaudited).
[3]	For the period April 1, 2009 through October 31, 2009.
[4]	For the period February 2, 2009 (inception date) to March 31, 2009.
[5]	Amount represents less than $0.01 per share.
[6]

Performance figures, exclusive of sales charges, may reflect compensating balance agreements and/or expense reimbursements. In the absence of compensating balance agreements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.
[8]	The impact was less than 0.01% as a result of compensating balance agreements.
[9]	Reflects expense reimbursements.

For a share of each class of capital stock outstanding throughout each period ended October 31, unless otherwise noted:
Class C Shares[1]	2010[2,4]	2009[3,4]	2009[4,5]	2008[4,5]	2007[4,5]	2006[5]	2005[5]

Net asset value, beginning of period	$34.07	$23.00	$49.79	$71.57	$69.14	$61.35	$57.55

Income (loss) from operations:
Net investment income (loss)	(0.13)	(0.13)	0.01	(0.44)	(0.57)	(0.55)	(0.46)
Net realized and unrealized gain (loss)	4.58	11.20	(23.64)	(15.31)	3.00	8.34	4.26
Total income (loss) from operations	4.45	11.07	(23.63)	(15.75)	2.43	7.79	3.80

Less distributions from:
Net investment income	(0.18)	—	—	—	—	—	—
Net realized gains	—	—	(3.16)	(6.03)	—	—	—
Total distributions	(0.18)	—	(3.16)	(6.03)	—	—	—

Net asset value, end of period	$38.34	$34.07	$23.00	$49.79	$71.57	$69.14	$61.35
Total return[6]	13.10%	48.13%	(50.55)%	(23.86)%	3.51%	12.70%	6.60%

Net assets, end of period (000s)	$2,834,428	$2,733,143	$2,007,158	$6,523,527	$11,111,284	$12,117,518	$11,208,979

Ratios to average net assets:
Gross expenses	1.74%[7]	1.70%[7]	1.72%	1.68%	1.70%	1.68%	1.68%
Net expenses[9]	1.73 [7,8]	1.69 [7]	1.72	1.68	1.69	1.68	1.68
Net investment income (loss)	(0.73) [7,8]	(0.72) [7]	0.03	(0.64)	(0.84)	(0.83)	(0.77)

Portfolio turnover rate	11%	4%	22%	20%	11%	13%	9%
[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.
[2]	For the six months ended April 30, 2010 (unaudited).
[3]	For the period April 1, 2009 through October 31, 2009.
[4]	Per share amounts have been calculated using the average shares method.
[5]	For the year ended March 31.
[6]

Performance figures, exclusive of CDSCs, may reflect compensating balance agreements and/or expense reimbursements. In the absence of compensating balance agreements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.
[8]	The impact was less than 0.01% as a result of compensating balance agreements.
[9]	Reflects expense reimbursements.

For a share of each class of capital stock outstanding throughout each period ended October 31, unless otherwise noted:
Class I Shares[1]	2010[2,4]	2009[3,4]	2009[4,5]	2008[4,5]	2007[4,5]	2006[5]	2005[5]

Net asset value, beginning of period	$39.67	$26.63	$56.63	$79.78	$76.30	$67.04	$62.26

Income (loss) from operations:
Net investment income	0.05	0.04	0.43	0.28	0.12	0.10	0.12
Net realized and unrealized gain (loss)	5.34	13.00	(27.27)	(17.40)	3.36	9.16	4.66
Total income (loss) from operations	5.39	13.04	(26.84)	(17.12)	3.48	9.26	4.78

Less distributions from:
Net investment income	(0.42)	—	—	—	—	—	—
Net realized gains	—	—	(3.16)	(6.03)	—	—	—
Total distributions	(0.42)	—	(3.16)	(6.03)	—	—	—

Net asset value, end of period	$44.64	$39.67	$26.63	$56.63	$79.78	$76.30	$67.04
Total return[6]	13.66%	48.97%	(50.09)%	(23.10)%	4.56%	13.81%	7.68%

Net assets, end of period (000s)	$1,235,708	$1,137,741	$1,054,473	$4,564,643	$6,801,035	$6,213,811	$4,353,817

Ratios to average net assets:
Gross expenses	0.76%[7]	0.78%[7]	0.74%	0.69%	0.70%	0.69%	0.69%
Net expenses[9]	0.76 [7,8]	0.78 [7]	0.74	0.69	0.70	0.69	0.69
Net investment income	0.24 [7,8]	0.20 [7]	0.99	0.36	0.16	0.16	0.21

Portfolio turnover rate	11%	4%	22%	20%	11%	13%	9%
[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.
[2]	For the six months ended April 30, 2010 (unaudited).
[3]	For the period April 1, 2009 through October 31, 2009.
[4]	Per share amounts have been calculated using the average shares method.
[5]	For the year ended March 31.
[6]

Performance figures may reflect compensating balance agreements and/or expense reimbursements. In the absence of compensating balance agreements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.
[8]	The impact was less than 0.01% as a result of compensating balance agreements.
[9]	Reflects expense reimbursements.

APPENDIX D

Historical Performance for Each Fund

Legg Mason Capital Management Value Trust

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class C shares. The table shows the average annual total returns of each class of the Fund that has been in operation for at least one full calendar year and also compares the Fund’s performance with the average annual total returns of an index or other benchmark.

No performance information is presented for Class A shares because Class A shares were outstanding for less than a full calendar year as of December 31, 2009. The returns for Class A shares would differ from those of other classes’ shares to the extent that class bears different expenses. The Fund makes updated performance information available at the Fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling 1-877-721-1926.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (ended 06/30/2009): 29.04

Worst quarter (ended 12/31/2008): (28.97)

The year-to-date return as of the most recent calendar

quarter, which ended 09/30/2010, was (0.99)

Average annual total returns (for periods ended December 31, 2009) (%)

	1 year	5 years	10 years
Class C
Return before taxes	39.69	(8.03)	(3.20)
Return after taxes on distributions	39.45	(8.50)	(3.88)
Return after taxes on distributions and sale of fund shares	25.80	(6.51)	(2.62)
Other Classes (Return before taxes only)
Class I	41.96	(7.13)	(2.24)
S&P 500 Index	26.46	0.42	(0.95)

The after-tax returns are shown only for Class C shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class C will vary from returns shown for Class C.

D-1

Legg Mason Capital Management American Leading Companies Trust

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class C shares. The table shows the average annual total returns of each class of the Fund that has been in operation for at least one full calendar year and also compares the Fund’s performance with the average annual total returns of an index or other benchmark.

No performance information is presented for Class A shares because Class A shares were outstanding for less than a full calendar year as of December 31, 2009. The returns for Class A shares would differ from those of other classes’ shares to the extent those classes bear different expenses. The Fund makes updated performance information available at the Fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling 1-877-721-1926.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (ended 06/30/2009): 23.85

Worst quarter (ended 12/31/2008): (27.23)

The year-to-date return as of the most recent calendar

quarter, which ended 09/30/2010, was 3.50

Average annual total returns (for periods ended December 31, 2009) (%)

	1 year	5 years	10 years	Since inception	Inception date
Class C
Return before taxes	29.78	(5.19)	(1.15)
Return after taxes on distributions	29.78	(5.61)	(1.38)
Return after taxes on distributions and sale of fund shares	19.36	(4.25)	(0.93)
Other Classes (Return before taxes only)
Class I	31.98	(4.25)	N/A	(0.37)	6/14/01
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46	0.42	(0.95)

The after-tax returns are shown only for Class C shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class C will vary from returns shown for Class C.

D-2

APPENDIX E

Instructions for Signing the Proxy Card

The following general rules for signing the voting instruction card may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your voting instruction card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

3. All Other Accounts: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith Jr., Executor

E-1

LEGG MASON CAPITAL MANAGEMENT VALUE TRUST, INC.

Legg Mason Capital Management Value Trust

STATEMENT OF ADDITIONAL INFORMATION

February 4, 2011

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
Legg Mason Capital Management American Leading Companies Trust	Legg Mason Capital Management Value Trust
100 International Drive Baltimore, Maryland 21202 1-877-721-1926	100 International Drive Baltimore, Maryland 21202 1-877-721-1926

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated February 4, 2011 (the “Proxy Statement/Prospectus”), relating specifically to the proposed transfer to the Acquiring Fund of all of the assets of Legg Mason Capital Management American Leading Companies Trust (the “Acquired Fund”), a series of Legg Mason Investors Trust, Inc. (the “Acquired Entity”), in exchange solely for the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities and for shares of Legg Mason Capital Management Value Trust (the “Acquiring Fund”), a series of Legg Mason Capital Management Value Trust, Inc. (the “Acquiring Entity”), having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to the Acquiring Fund at the address set forth above or call 1-877-721-1926. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

General Information	S-2
Financial Statements and Other Incorporated Documents	S-2

S-1

GENERAL INFORMATION

A Special Meeting of Shareholders of the Acquired Fund to consider the Reorganization will be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 8th Avenue, New York, New York, 10018, on April 13, 2011, at 10:00 a.m., Eastern time. For further information about the Reorganization, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS AND OTHER INCORPORATED DOCUMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated February 4, 2011, consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

The Statement of Additional Information of the Acquiring Fund:

Fund	Date and Filing Date	Accession Number
Legg Mason Capital Management Value Trust	February 26, 2010 (filed on February 26, 2010), as amended on June 30, 2010 (filed on June 30, 2010) and as supplemented on November 19, 2010 (filed on November 19, 2010)	0001193125-10-042322; 0001193125-10-151049; 0001193125-10-265140

The financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, the Acquiring Fund’s independent registered public accounting firm, as included in the Acquiring Fund’s Annual Report filed for the year ended October 31, 2009:

Fund	Date and Filing Date	Accession Number
Legg Mason Capital Management Value Trust	October 31, 2009 (filed on December 30, 2009)	0001193125-09-261972

The unaudited financial statements and accompanying notes as included in the Acquiring Fund’s Semi-Annual Report filed for the period ended April 30, 2010:

Fund	Date and Filing Date	Accession Number
Legg Mason Capital Management Value Trust	April 30, 2010 (filed on July 7, 2010)	0001193125-10-154582

The financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, the Acquired Fund’s independent registered public accounting firm, as included in the Acquired Fund’s Annual Report filed for the year ended October 31, 2009:

Fund	Date and Filing Date	Accession Number
Legg Mason Capital Management American Leading Companies Trust	October 31, 2009 (filed on December 30, 2009)	0001193125-09-261916

The unaudited financial statements and accompanying notes as included in the Acquired Fund’s Semi-Annual Report filed for the period ended April 30, 2010:

Fund	Date and Filing Date	Accession Number
Legg Mason Capital Management American Leading Companies Trust	April 30, 2010 (filed on July 1, 2010)	0001193125-10-152362

S-2

PART C—OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article 11 of Registrant’s Amended and Restated Articles of Incorporation, Article 10 of Registrant’s Amended and Restated Bylaws, Section 2-418 of the Maryland General Corporation Law and Section 10 of the Registrant’s Distribution Agreement. Article 10 of Registrant’s Amended and Restated Bylaws also provides that certain expenses incurred in defending a proceeding involving directors, officers, employees and agents will be paid by the Registrant in advance of a final disposition thereof if certain conditions are met.

In Section 10 of the Registrant’s Distribution Agreement relating to the securities offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (“Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)	(a)	Articles of Incorporation (2)
	(b)	Amended and Restated Articles of Incorporation (7)
	(c)	Articles Supplementary filed December 1, 2004 (10)
	(d)	Articles Supplementary filed January 20, 2006 (10)
	(e)	Articles Supplementary filed September 11, 2006 (11)
	(f)	Articles of Amendment filed January 28, 2009 (14)
	(g)	Articles Supplementary filed January 29, 2009 (14)
	(h)	Articles Supplementary filed July 23, 2009 (18)
	(i)	Articles of Amendment filed October 6, 2009 (18)

(2)	Amended and Restated Bylaws (7)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization–Contained in Part A of this Registration Statement

(5)	Instruments defining the rights of security holders with respect to Legg Mason Capital Management Value Trust, Inc. are contained in the Amended and Restated Articles of Incorporation, as amended and supplemented, and in the Amended and Restated Bylaws, which are incorporated herein by reference as specified in Exhibits (1) and (2) to Item 16 of Part C herein.

(6)	(a)	Investment Advisory and Management Agreement (4)
	(b)	Sub-Administration Agreement (5)
	(c)	Inter-Affiliate Transfer Agreement (LMFM to LMCM) (9)
	(d)	Amended Appendix A to the Investment Advisory and Management Agreement (12)
	(e)	Inter-Affiliate Transfer Agreement (LMFA to LMPFA) (18)

(7)	(a)	Distribution Agreement (12)
	(b)	Anti-Money Laundering Delegation Agreement dated November 13, 2009 (17)
	(c)	Amendment No. 1 to the Distribution Agreement dated December 15, 2006 (12)

(8)	Bonus, profit sharing or pension plans - none

1

(9)	(a)	Custodian Contract (2)
	(b)	Addendum dated February 9, 1988 (2)
	(c)	Addendum dated February 25, 1988 (2)
	(d)	Addendum dated August 12, 1988 (2)
	(e)	Addendum dated May 28, 1996 (2)
	(f)	Amendment to Custodian Contract dated July 1, 2001 (6)

(10)	(a)	Amended Class C Distribution Plan (1)
	(b)	Class FI Distribution Plan (3)
	(c)	Class R Distribution Plan (16)
	(d)	Amendment to the Amended Class C Distribution Plan (10)
	(e)	Amendment to the Class FI Distribution Plan (10)
	(f)	Amendment to the Amended Class C Distribution Plan (16)
	(g)	Class A Distribution Plan (16)
	(h)	Class R1 Distribution Plan (18)
	(i)	Amended Multiple Class Plan pursuant to Rule 18f-3 (18)

(11)		Opinion and consent of counsel as to the legality of the securities being registered—filed herewith

(12)		Form of opinion of counsel supporting tax matters—filed herewith

(13)	(a)	Transfer Agency and Services Agreement (15)
	(b)	Amended Schedule A to Transfer Agency and Services Agreement (17)

(14)		Consent of Independent Registered Public Accounting Firm—filed herewith

(15)		Not applicable.

(16)		Power of Attorney—filed herewith

(17)	(a)	Forms of proxy cards—filed herewith
	(b)	Prospectus of Legg Mason Capital Management American Leading Companies Trust dated February 26, 2010, as supplemented—filed herewith
	(c)	Statement of Additional Information of Legg Mason Capital Management Value Trust and Legg Mason Capital Management American Leading Companies Trust dated February 26, 2010, as amended—filed herewith
	(c)	Annual Report of Legg Mason Capital Management American Leading Companies Trust for the year ended October 31, 2009—filed herewith
	(d)	Annual Report of Legg Mason Capital Management Value Trust for the year ended October 31, 2009—filed herewith
	(e)	Semi-Annual Report of Legg Mason Capital Management American Leading Companies Trust for the period ended April 30, 2010—filed herewith
	(f)	Semi-Annual Report of Legg Mason Capital Management Value Trust for the period ended April 30, 2010—filed herewith
	(g)	Code of ethics for the fund, its investment adviser, and its principal underwriter
(i) Legg Mason & Co., LLC (17)
(ii) Legg Mason Capital Management, Inc. (12)

(1) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 22 to the Registration Statement of Legg Mason Capital Management Value Trust, Inc., SEC File No. 2-75766, filed July 31, 1996.

(2) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 24 to the Registration Statement of Legg Mason Capital Management Value Trust, Inc., SEC File No. 2-75766, filed July 31, 1997.

(3) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 30 to the Registration Statement of Legg Mason Capital Management Value Trust, Inc., SEC File No. 2-75766, filed January 19, 2001.

(4) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 31 to the Registration Statement of Legg Mason Capital Management Value Trust, Inc., SEC File No. 2-75766, filed May 10, 2001.

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(5) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 32 to the Registration Statement of Legg Mason Capital Management Value Trust, Inc., SEC File No. 2-75766, filed July 2, 2001.

(6) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 33 to the Registration Statement of Legg Mason Capital Management Value Trust, Inc., SEC File No. 2-75766, filed July 11, 2002.

(7) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 34 to the Registration Statement of Legg Mason Capital Management Value Trust, Inc., SEC File No. 2-75766, filed May 29, 2003.

(8) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 39 to the Registration Statement of Legg Mason Capital Management Value Trust, Inc., SEC File No. 2-75766, filed July 15, 2006.

(9) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 38 to the Registration Statement of Legg Mason Capital Management Value Trust, Inc., SEC File No. 2-75766, filed July 29, 2005.

(10) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 40 to the Registration Statement of Legg Mason Capital Management Value Trust, Inc., SEC File No. 2-75766, filed July 28, 2006.

(11) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 41 to the Registration Statement of Legg Mason Capital Management Value Trust, Inc., SEC File No. 2-75766, filed September 15, 2006.

(12) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 42 to the Registration Statement of Legg Mason Capital Management Value Trust, Inc., SEC File No. 2-75766, filed July 27, 2007.

(13) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 44 to the Registration Statement of Legg Mason Capital Management Value Trust, Inc., SEC File No. 2-75766, filed December 1, 2008.

(14) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 45 to the Registration Statement of Legg Mason Capital Management Value Trust, Inc., SEC File No. 2-75766, filed January 30, 2009.

(15) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 38 to the Registration Statement of Western Asset Funds, Inc., SEC File No. 33-34929, filed April 27, 2009.

(16) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 47 to the Registration Statement of Legg Mason Capital Management Value Trust, Inc., SEC File No. 2-75766, filed May 29, 2009.

(17) Incorporated herein by reference to the corresponding exhibit of the initial Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed October 13, 2009.

(18) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 48 to the Registration Statement of Legg Mason Capital Management Value Trust, Inc., SEC File No. 2-75766, filed February 26, 2010.

Item 17. Undertakings

(1) The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant agrees to file, by post-effective amendment, the final opinion of K&L Gates LLP supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

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SIGNATURE PAGE

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the Registrant, in the City of Baltimore and State of Maryland, on this 22nd day of November, 2010.

LEGG MASON CAPITAL MANAGEMENT VALUE TRUST, INC.

By:	/s/ David R. Odenath
David R. Odenath
President

As required by the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Mark R. Fetting*	Chairman and Director	November 22, 2010
Mark R. Fetting

/s/ David R. Odenath	President (Principal Executive Officer) and Director	November 22, 2010
David R. Odenath

/s/ Ruby P. Hearn*	Director	November 22, 2010
Ruby P. Hearn

/s/ Arnold L. Lehman *	Director	November 22, 2010
Arnold L. Lehman

/s/ Robin J.W. Masters *	Director	November 22, 2010
Robin J.W. Masters

/s/ Jill E. McGovern *	Director	November 22, 2010
Jill E. McGovern

/s/ Arthur S. Mehlman *	Director	November 22, 2010
Arthur S. Mehlman

/s/ G. Peter O’Brien *	Director	November 22, 2010
G. Peter O’Brien

/s/ S. Ford Rowan *	Director	November 22, 2010
S. Ford Rowan

/s/ Robert M. Tarola*	Director	November 22, 2010
Robert M. Tarola

/s/ Kaprel Ozsolak	Chief Financial Officer (Principal Financial and Accounting Officer)	November 22, 2010
Kaprel Ozsolak

* BY:	/S/ RICHARD M. WACHTERMAN
Richard M. Wachterman
Attorney in Fact, pursuant to Power of Attorney filed herewith.

EXHIBIT INDEX

Exhibit No.	Exhibit

(11)	Opinion and consent of counsel as to the legality of the securities being registered

(12)	Form of opinion of counsel supporting tax matters

(14)	Consent of Independent Registered Public Accounting Firm

(16)	Power of Attorney

(17)(a)	Forms of proxy cards

(17)(b)	Prospectus of Legg Mason Capital Management American Leading Companies Trust dated February 26, 2010, as supplemented

(17)(c)	Statement of Additional Information of Legg Mason Capital Management Value Trust and Legg Mason Capital Management American Leading Companies Trust dated February 26, 2010, as amended and supplemented

(17)(d)	Annual Report of Legg Mason Capital Management American Leading Companies Trust for the year ended October 31, 2009

(17)(e)	Annual Report of Legg Mason Capital Management Value Trust for the year ended October 31, 2009

(17)(f)	Semi-Annual Report of Legg Mason Capital Management American Leading Companies Trust for the period ended April 30, 2010

(17)(g)	Semi-Annual Report of Legg Mason Capital Management Value Trust for the period ended April 30, 2010